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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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/ /	Preliminary Proxy Statement
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/x/	Definitive Proxy Statement
/x/	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
THE TORO COMPANY
(Name of Registrant as Specified In Its Charter)
J. LAWRENCE MCINTYRE
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[LOGO]

          The Toro Company
          8111 Lyndale Avenue South, Bloomington, Minnesota 55420-1196
          Telephone 612/888-8801

Kendrick B. Melrose
Chairman and CEO

February 9, 2000

Dear Fellow Stockholders:

I would like to thank you for your continued support through Toro's Fiscal 1999 and to invite you to join us for the Toro Annual Meeting of Stockholders to be held on Wednesday, March 29, 2000 at our corporate offices. Details about the meeting, nominees for the Board of Directors and other matters to be acted on are presented in the Notice of Annual Meeting and Proxy Statement that follow.

In addition to Annual Meeting formalities, we will report to stockholders generally on Toro's business, and will be pleased to answer stockholders' questions relating to the Company. Refreshments will be served after the meeting.

We hope you plan to attend the Annual Meeting. Please exercise your right to vote by signing, dating and returning the enclosed proxy card or using our new Internet or telephone voting described in the Proxy Statement, even if you plan to attend the meeting.

On behalf of your Toro Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

Sincerely,

[SIG]

Kendrick B. Melrose

YOUR VOTE IS IMPORTANT. PLEASE SIGN AND RETURN THE ENCLOSED
PROXY CARD OR VOTE BY THE INTERNET OR TELEPHONE AS SOON AS POSSIBLE. BY DOING SO, YOU MAY SAVE THE COMPANY THE EXPENSE OF ADDITIONAL SOLICITATION.

[LOGO]

NOTICE OF ANNUAL MEETING

    The Toro Company 2000 Annual Meeting of Stockholders will be held on Wednesday, March 29, 2000 at 3:00 p.m. C.S.T. at Toro's corporate offices at 8111 Lyndale Avenue South, Bloomington, Minnesota, for the following purposes:

  1.
  To elect four directors, each to serve for a term of three years;

  2.
  To approve amendment of The Toro Company Annual Management Incentive Plan II;

  3.
  To approve amendment of The Toro Company Performance Share Plan;

  4.
  To approve amendment of The Toro Company Directors Stock Plan;

  5.
  To approve The Toro Company 2000 Stock Option Plan;

  6.
  To approve the selection of auditors for the Company for Fiscal 2000 (the fiscal year ending October 31, 2000); and

  7.
  To transact any other business properly brought before the Annual Meeting or any adjournments of the meeting.

    Stockholders of record at the close of business on January 31, 2000 (the "Record Date") will be entitled to vote at the meeting or any adjournments.

    A stockholder list will be available at the Company's corporate offices beginning March 16, 2000 during normal business hours, for examination by any stockholder registered on the Company's Stock Ledger as of the Record Date, for any purpose germane to the Annual Meeting.

    Since a majority of the outstanding shares of the Company's Common Stock must be represented either in person or by proxy to constitute a quorum for the conduct of business, PLEASE PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD OR VOTE BY INTERNET OR TELEPHONE.

February 9, 2000
BY ORDER OF THE BOARD OF DIRECTORS
[SIG]
J. LAWRENCE MCINTYRE Vice President, Secretary and General Counsel

THE TORO COMPANY
8111 Lyndale Avenue South
Bloomington, MN 55420-1196

PROXY STATEMENT

    The Toro Company Board of Directors is soliciting your proxy for use at the 2000 Annual Meeting of Stockholders on Wednesday, March 29, 2000. This Notice, Proxy Statement and enclosed form of proxy will be mailed to stockholders beginning February 9, 2000.

VOTING

Who Can Vote

    Only stockholders of record at the close of business on January 31, 2000 will be entitled to notice of and to vote at the Annual Meeting or any adjournments of the meeting. On that date the Company had 12,775,899 shares of Common Stock outstanding. Each share of Toro Common Stock you own entitles you to one vote.

    Dividend Reinvestment Plan Shares.  If you are a participant in the Company's Dividend Reinvestment Plan, the number shown on the enclosed proxy card includes shares held for your account in that plan.

    Employee Benefit Plan Shares.  If you are a participant in a Company employee benefit plan that allows participant-directed voting of Common Stock held in the plan, the number shown on the enclosed proxy card includes shares you hold in each plan, as well as shares you own of record, if any. The trustee for each plan will cause votes to be cast confidentially in accordance with your instructions. Plan shares not voted by participants will be voted by the trustee in the same proportion as the votes actually cast by participants, in accordance with the terms of the respective plan.

How You Can Vote

    You may vote your shares in person by attending the Annual Meeting or by one of the three following methods:

  •
  Vote by Internet, by going to the web address www.eproxy.com/ttc/ and following the instructions for Internet voting shown on the enclosed proxy card.

  •
  Vote by Phone, by dialing 1-800-240-6326 and following the instructions for telephone voting shown on the enclosed proxy card.

  •
  Proxy Card, by completing, signing, dating and mailing the enclosed proxy card in the envelope provided. If you vote by phone or Internet, please do not mail your proxy card.

    If your shares are held in "street name" (through a broker or other nominee), you may need to contact your broker or other nominee to determine whether you will be able to vote electronically using the Internet or telephone.

    If you return your signed proxy card or use Internet or telephone voting before the Annual Meeting, the named proxies will vote your shares as you direct. You have three choices on each matter to be voted upon. For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees or (3) all of the nominees except those you designate. See Proposal One—Election of Directors. For each of the other proposals, you may vote "FOR", "AGAINST" or "ABSTAIN" from voting.

    If you send in your proxy card or use Internet or telephone voting, but do not specify how you want to vote your shares, we will vote them FOR the election of all nominees for director as described under Proposal One—Election of Directors, FOR Proposal Two—Amendment of The Toro Company Annual Management Incentive Plan II, FOR Proposal Three—Amendment of The Toro Company Performance Share Plan, FOR Proposal Four—Amendment of The Toro Company Directors Stock Plan, FOR Proposal Five—Approval and Adoption of The Toro Company 2000 Stock Option Plan and FOR Proposal Six—Selection of Independent Auditors.

How You May Revoke or Change Your Vote

    You may revoke your proxy at any time before it is voted at the Annual Meeting by one of the following methods:

  •
  Sending written notice of revocation to the Company's Corporate Secretary.

  •
  Submitting another proper proxy with a more recent date than that of the proxy first given by (1) following the Internet voting instructions or (2) following the telephone voting instructions or (3) completing, signing, dating and returning a proxy card to the Company.

  •
  Attending the Annual Meeting and voting in person.

Quorum and Vote Requirements

    A majority of the outstanding shares of Common Stock must be present in person or by proxy in order to have a quorum to conduct business at the Annual Meeting. Shares represented by proxies marked "Abstain" and "broker non-votes" are counted in determining whether a quorum is present. A "broker non-vote" is a proxy submitted by a broker that does not indicate a vote for some or all of the proposals because the broker does not have discretionary voting authority and has not received instructions from its client as to how to vote on a particular proposal.

    The affirmative vote of a plurality of shares present at the meeting is required for the election of directors. Other matters will be decided by the affirmative vote of a majority of the shares of Common Stock present, in person or represented by proxy. "Broker non-votes" are not counted, but abstentions are counted, in determining the total number of votes cast on a proposal. An abstention has the effect of a negative vote on matters requiring approval by a majority of votes present.

Procedures at the Annual Meeting

    The presiding officer at the meeting will determine how business at the Annual Meeting will be conducted. Only matters brought before the Annual Meeting in accordance with the Company's Bylaws will be considered.

    Only a natural person present at the Annual Meeting who either is a Toro stockholder or is acting on behalf of a stockholder may make a motion or second a motion. If the person is acting on behalf of a stockholder, a written statement must be presented, executed by the stockholder or the duly authorized representative of the stockholder on whose behalf the person purports to act.

STOCK OWNERSHIP

    The following table shows how much Toro Common Stock each of the directors and nominees, the Chief Executive Officer and the four other most highly compensated executive officers named in the Summary Compensation Table ("named executive officers") beneficially owned as of January 31, 2000. The table also shows beneficial ownership by holders of more than 5% of the Common Stock and by all directors and executive officers as a group, including the named executive officers.

	Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percent Of Class

Common Stock	Franklin Resources, Inc. 777 Mariners Island Blvd. San Mateo, CA 95504	828,100	(2)	6.5
Common Stock	Ronald O. Baukol	5,327	(3)	*
	Robert C. Buhrmaster	5,150	(3)	*
	Winslow H. Buxton	3,485	(3)	*
	Janet K. Cooper	6,156	(3)	*
	J. David McIntosh	97,438	(3)(4)	*
	J. Lawrence McIntyre	43,657	(3)(5)	*
	Kendrick B. Melrose	680,537	(3)(5)	4.9
	Alex A. Meyer	4,300	(3)	*
	Karen M. Meyer	66,104	(3)(5)	*
	Robert H. Nassau	5,521	(3)	*
	Dale R. Olseth	11,669	(3)	*
	Gregg W. Steinhafel	136	(3)	*
	Christopher A. Twomey	2,369	(3)	*
	Edwin H. Wingate	6,649	(3)	*
	Stephen P. Wolfe	65,675	(3)(5)	*
Common Stock	All directors and executive officers as a group (20 persons)	1,108,986	(3)(4)(5)(6)	8.1

*
Less than 1% of the outstanding shares of Common Stock.

(1)
Shares are deemed to be "beneficially owned" by a person if such person, directly or indirectly, has or shares (i) the power to vote or to direct the voting of such shares or (ii) the power to dispose or direct the disposition of such shares. In addition, beneficial ownership includes shares which such person has the right to acquire within 60 days.

(2)
According to a Schedule 13G dated February 3, 1999, one or more closed-end investment companies or other managed accounts which are advised by certain investment advisory subsidiaries of Franklin Resources, Inc. ("FRI") beneficially own an aggregate of 828,100 shares of the Company's Common Stock, as to which such subsidiaries may be deemed to be the beneficial owner. Charles B. Johnson and Rupert H. Johnson, Jr. each own in excess of 10% of the outstanding common stock of FRI, so that FRI and such individuals may be deemed to be the beneficial owner of all of such shares of the Company's Common Stock. FRI, such individuals and the subsidiaries of FRI disclaim any economic interest in or beneficial ownership of the Common Stock.

(3)
Includes shares that may be acquired upon exercise of stock options within 60 days and shares allocated under The Toro Company Employee Stock Ownership Plan and The Toro Company Investment and Savings Plan, which are subject to some investment restrictions. Stock options exercisable in 60 days for each of the named directors and executive officers are as follows: Ronald O. Baukol 3,000 shares, Robert C. Buhrmaster 3,000 shares, Winslow H. Buxton 1,000 shares, Janet K. Cooper 4,000 shares, Alex A. Meyer 1,000 shares, Robert H. Nassau 4,000 shares, Dale R. Olseth 4,000 shares, Christopher A. Twomey 1,000 shares, Edwin H. Wingate 4,000 shares, Kendrick B. Melrose 469,432 shares, J. David McIntosh 58,360 shares, Stephen P. Wolfe 41,950 shares, Karen M. Meyer 42,328 shares and J. Lawrence McIntyre 28,452 shares and all other executive officers as a group 162,822 shares.

(4)
Includes 72 shares held of record by Mr. McIntosh's spouse as custodian for daughter.

(5)
Includes Common Stock units credited under The Toro Company Deferred Compensation Plan for Officers in connection with Annual Management Incentive Plan II Stock Retention Awards and Performance Share Plan awards. See Compensation Committee Report. Some of these are Matching Units which are subject to forfeiture until vested and vest in four equal annual installments beginning December 2001. Aggregate units credited for each of the named executive officers at January 31, 2000 are as follows: Kendrick B. Melrose 30,244 units, Stephen P. Wolfe 8,604 units, Karen M. Meyer 8,276 units, J. Lawrence McIntyre 6,470 units and all other executive officers as a group 8,066 units. Common Stock units are not counted in calculating Percent of Class amounts.

(6)
Includes 6,922 shares held in trust accounts on behalf of spouses of executive officers other than named executive officers. Includes Matching Shares issued in connection with Annual Management Incentive Plan II Stock Retention Awards, which are subject to forfeiture until vested and vest in four equal annual installments beginning December 2001.

SECTION 16(b) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The rules of the Securities and Exchange Commission require disclosure by the Company of the identity of directors, executive officers and beneficial owners of more than 10% of the Common Stock of the Company who did not file on a timely basis reports required by Section 16 of the Securities Exchange Act of 1934. Based solely on review of copies of those reports received by the Company, or written representations from certain reporting persons that no Form 5 reports were required for those persons, the Company believes that all directors, executive officers and greater than 10% owners complied with all filing requirements applicable to them during Fiscal 1999, except that a Form 4 report with respect to one transaction was inadvertently filed late on behalf of J. Lawrence McIntyre, an executive officer of the Company.

PROPOSAL ONE
ELECTION OF DIRECTORS

    Under the Company's Certificate of Incorporation, the Toro Board of Directors may be comprised of between eight and eleven directors. Alex A. Meyer who has served as a director since 1986, has given notice that he will be retiring following this Annual Meeting. The Board has fixed the number of directors at ten. The Board expects, however, to increase its number to eleven during Fiscal 2000 after the Nominating Committee completes its candidate selection process. The maximum and minimum number of directors can be changed only by amendment of the Certificate of Incorporation approved by the affirmative vote of 80% of the outstanding Common Stock of the Company. The Board is divided into three classes, with each class elected in a different year for a term of three years. The four nominees for election at the 2000 Annual Meeting—Janet K. Cooper, Kendrick B. Melrose, Gregg W. Steinhafel and Edwin H. Wingate have consented to serve if elected. If any nominee is unable to stand for election, the Board may, by resolution, designate a substitute.

    The Board held six meetings during Fiscal 1999. Each incumbent director with the exception of Mr. Baukol attended at least 75% of the aggregate total number of meetings held by the Board and all committees on which he or she served.

    The following information with respect to business experience of nominees for election to the Board and the continuing directors has been furnished by the respective directors or nominees or obtained from the records of the Company.

Nominees for Election to Board of Directors (Term ending after Fiscal 2002)

    Janet K. Cooper, age 46.  Vice President Finance and Controller since June 1999, U S West, Denver, Colorado (telecommunications). Served as Vice President—Treasurer and Controller from February 1999 to June 1999 and Vice President—Treasurer from May 1998 to February 1999. She previously was employed by The Quaker Oats Company and served as Vice President, Treasurer and Tax from July 1997 to May 1998 and Vice President and Treasurer from July 1992 to July 1997. First elected to the Toro Board in 1994, she is Chair of the Audit Committee and a member of the Compensation Committee. Ms. Cooper is a director of Lennox International Inc., Dallas, Texas.

    Kendrick B. Melrose, age 59.  Chairman of Toro since December 1987 and Chief Executive Officer of Toro since December 1983. Employed by Toro since 1970. First elected to the Toro Board in 1981. Mr. Melrose is also Chair of the Executive Committee and an ex-officio member of the Nominating Committee. Mr. Melrose is a director of SurModics, Inc., Donaldson Company, Inc., Jostens, Inc. and The Valspar Corporation.

    Gregg W. Steinhafel, age 45.  President since August 1999, Target Stores, a division of Target Corporation, Minneapolis, Minnesota (retailing). Served as Executive Vice President Merchandising from July 1994 to August 1999. First elected to the Toro Board in 1999, he is a member of the Audit Committee and the Executive Committee.

    Edwin H. Wingate, age 67.  Retired. From June 1980 through August 1997 served as Senior Vice President—Personnel, Dayton Hudson Corporation, Minneapolis, Minnesota (retailing). First elected to the Toro Board in 1989, he is Chair of the Nominating Committee and a member of the Audit Committee.

Members of Board of Directors Continuing in Office (Term ending after Fiscal 2000)

    Robert C. Buhrmaster, age 52.  Chairman since February 1998 and President and Chief Executive Officer since May 1994, Jostens, Inc., Minneapolis, Minnesota (consumer manufacturing). Served as President and Chief Operating Officer from June 1993 to March 1994, as Executive Vice President from December 1992 to June 1993. First elected to the Toro Board in 1996, he is a member of the Audit Committee, Executive Committee and Nominating Committee. Mr. Buhrmaster is a director of Jostens, Inc.

    Winslow H. Buxton, age 60.  Chairman of the Board of Directors since January 1993 and Chief Executive Officer since August 1992, Pentair, Inc., Saint Paul, Minnesota (diversified manufacturer). From August 1992 to December 1999 he also served as President. From August 1990 to August 1992 he served as Chief Operating Officer. First elected to the Toro Board in 1998, he is a member of the Audit Committee, Executive Committee and Nominating Committee. Mr. Buxton is a director of Bemis Company, Inc., Willamette Industries, Inc., Portland, Oregon and Pentair, Inc.

    Robert H. Nassau, age 58.  Former President and Chief Executive Officer, St. Raymond Wood Products Holding Limited, Boston, Massachusetts (wood manufacturing). From January 1997 to August 1999, he served as President and Chief Executive Officer, St. Raymond Wood Products Holding Limited. From September 1994 to December 1996 he served as Senior Vice President Ply Gem Industries, Inc., New York, New York and President and CEO of the Goldenberg Group, its wholly-owned subsidiary. Also President and Chief Executive Officer, Allied Plywood Corporation, Concord, Massachusetts, a wholly-owned subsidiary of Ply-Gem Industries, Inc. from July 1991 to December 1996. First elected to the Toro Board in 1988, he is a member of the Compensation Committee and Nominating Committee.

    Christopher A. Twomey, age 51.  President and Chief Executive Officer since February 1986, Arctic Cat Inc., Thief River Falls, Minnesota (recreational vehicle manufacturer). Served as an executive officer in various capacities since 1983. First elected to the Toro Board in 1998 and is a member of the Compensation Committee and Nominating Committee. Mr. Twomey is a director of Arctic Cat Inc.

Members of Board of Directors Continuing in Office (Term ending after Fiscal 2001)

    Ronald O. Baukol, age 62.  Executive Vice President, International Operations since May 1995, Minnesota Mining and Manufacturing Company (3M), Saint Paul, Minnesota (manufacturing). Served as Vice President, Asia Pacific, Canada and Latin America from February 1994 to April 1995, and as Vice President, Asia Pacific from July 1991 to February 1994. First elected to the Toro Board in 1995, he is a member of the Executive Committee, Compensation Committee and Nominating Committee. Mr. Baukol is a director of Graco, Inc. and 3M.

    Dale R. Olseth, age 69.  Chairman of the Board and Chief Executive Officer since November 1996, SurModics, Inc., Eden Prairie, Minnesota (surface modification). He also served as President of SurModics, Inc. from November 1996 to July 1998. First elected to the Toro Board in 1980, he is Chair of the Compensation Committee and a member of the Executive Committee. Mr. Olseth is a director of Graco, Inc. and SurModics, Inc.

Committees of the Board

    To assist in carrying out its duties, the Board has delegated certain authority to the following four standing committees:

    Executive Committee.  Its function is to exercise all of the powers and authority of the Board, including the power to declare dividends on Toro Common Stock, during intervals between meetings of the Board. No meetings of the committee were held during Fiscal 1999.

    Audit Committee.  Members are not employees of the Company ("outside directors") and must have no relationship to the Company that would interfere with the director's independence from management and the Company. It assists the Board in fulfilling its responsibility to stockholders relating to the quality and integrity of the Company's financial reports and accounting and reporting practices. Its duties include reviewing the qualifications, independence and performance of the Company's independent public accountants; review of the scope, magnitude and budgets of all examinations of the Company's financial statements by the auditors; review of general policies and procedures with respect to accounting and financial matters and internal controls; reviewing and approving of the cost and types of audit and non-audit services performed by independent public accountants; meeting with independent public accountants not less than once a year without Company representatives to discuss internal controls and accuracy and completeness of the financial statements; reviewing the Company's Code of Business Conduct and monitoring compliance; receiving analyses and comments regarding accounting pronouncements; reviewing results of audits with the independent public accountants and management with a focus on difficulties encountered, material errors or irregularities, weaknesses in internal accounting controls and similar issues, and notifying the Board of major problems or deficiencies discovered with respect to its duties. Three meetings of the committee were held during Fiscal 1999.

    Compensation Committee.  All members are outside directors. Its functions include study and analysis of and recommendations to the Board concerning specific and general matters of management compensation; periodic review of management compensation policies and practices, incentive compensation plan and officer salary adjustments; making incentive compensation awards and setting base salaries for officers referred to in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"); and administrative oversight of stock option plans and other incentive and compensation plans. Two meetings of the committee were held during Fiscal 1999.

    Nominating Committee.  All members are outside directors (except that the Chief Executive Officer serves as an ex-officio non-voting member). Its functions include determining an appropriate size and composition of the Board; considering qualifications of prospective Board member candidates, including stockholder recommendations; conducting research to identify and recommend nomination of suitable candidates who are willing to serve as members of the Board; reviewing the experience, background, interests, ability and availability of prospective nominees to meet time commitments of the Board and committee responsibilities; consideration of nominees recommended by stockholders who comply with the procedures set forth in the Company's Bylaws, described on page 27; and determining whether any prospective member of the Board has any economic or familial relationship with the Company or its directors or employees which may impair the individual's suitability for such service. The committee also has responsibility to monitor current members of the Board in light of the same guidelines used to select candidates, and to direct the activities of the Board and management in matters of corporate governance. One meeting of the committee was held during Fiscal 1999.

Board Compensation

    Fees.  Toro's compensation for directors who are not employees attempts to link a director's compensation with stockholder interests. The compensation includes cash and stock components. Cash compensation includes an annual retainer and meeting fees ($15,000 plus a fee of $1,000 for each meeting of the Board or a committee attended, except that no more than one committee meeting fee is paid for committee meetings held in a single day). In addition, outside directors receive an annual grant of Common Stock having a $5,000 market value (valued at the average of the closing prices of Common Stock during the three months prior to the award) and a 1,000 share stock option award (with an exercise price per share equal to 100% of the fair market value of one share of Common Stock on the date of grant) pursuant to The Toro Company Directors Stock Plan ("Directors Plan"). A director may receive the annual retainer fee and meeting fees in cash or shares of Common Stock, or a combination of both, as provided for under the Directors Plan. The Company also supplies directors with Company products for their use.

    On December 2, 1999, the Board took action to increase the annual retainer from $15,000 to $20,000, effective January 1, 2000, and to amend the Directors Plan to increase the value of the annual Common Stock grant from $5,000 to $10,000, effective November 1, 2000. See Proposal Four—Amendment of The Toro Company Directors Stock Plan on page 23.

    Retirement Plan.  Under a retirement plan, an outside director who was a member of the Board of Directors prior to December 1995, who has completed five years of service and who ceases to be a member of the Board of Directors for any reason, is entitled to receive, for a period of years equal to the number of full years the director served on the Board but not more than ten years, an annual payment equal to the full amount paid as an annual retainer at the date of termination. Since December 1995, that annual payment has been limited to $12,000 annually and payments to new directors are limited to an amount equal to 50% of the amount paid as an annual retainer at the date of termination. In the event of the death of a director who qualifies for the plan, the retirement benefit will be paid to the director's beneficiary.

    Other Arrangements.  An outside director may elect to defer receipt of Board compensation under a standard deferred compensation plan, under which interest is accrued quarterly on deferred amounts at the average prime rate charged by U. S. Bank National Association, Minneapolis, Minnesota (ranging from 7.75% to 8.37% in Fiscal 1999). Each director is a party to an indemnification agreement that assures the director of indemnification and advancement of expenses to the fullest extent permitted by Delaware law and the Company's Certificate of Incorporation, and of continued coverage under the Company's directors and officers liability insurance, to the extent it is maintained.

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE

    The table below shows compensation of the Company's Chief Executive Officer and the named executive officers for the last three fiscal years. The named executive officers include the four most highly compensated executive officers, other than the CEO, who were serving as executive officers on October 31, 1999.

					Long Term Compensation
	Annual Compensation				Awards			Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Other Annual Compensation ($)(2)	Restricted Stock($)		Options (#)(3)	LTIP Payouts ($)(4)		All Other Compensation ($)(5)

Kendrick B. Melrose	1999	$597,503	$1,190,530	$497,025	$167,845	(6)	48,500	$88,589	(7)	$306,932
Chairman of the Board &	1998	574,371	0	497,624	0		50,215	45,835		146,764
Chief Executive Officer	1997	541,859	186,264	1,188,463	0		40,054	302,682		141,546
J. David McIntosh	1999	302,500	427,981	0	0		16,000	(7)		129,887
Executive Vice President	1998	272,898	0	154,807	0		17,585	10,889		59,978
Professional Business	1997	261,837	69,125	242,136	0		11,970	73,131		50,237
and International
Stephen P. Wolfe	1999	237,333	340,933	54,077	50,009	(6)	13,200	(7)		99,848
Vice President Finance &	1998	186,669	0	0	0		13,159	5,214		49,228
Chief Financial Officer	1997	151,816	38,968	121,130	0		3,833	0		45,316
Karen M. Meyer	1999	227,670	327,852	0	47,946	(6)	12,700	(7)		97,057
Vice President	1998	171,804	0	14,970	0		9,905	4,799		46,808
Administration	1997	160,519	44,143	24,265	0		7,009	31,381		23,383
J. Lawrence McIntyre	1999	211,227	291,744	107,165	44,497	(6)	10,700	(7)		78,927
Vice President, Secretary	1998	200,100	0	16,438	0		11,537	5,589		35,851
and General Counsel	1997	189,670	52,159	191,086	0		8,324	37,082		35,133

(1)
Amounts include payments made or deferred at the election of the officer pursuant to the Annual Management Incentive Plan II (the "Annual Plan") as in effect for Fiscal 1999, Fiscal 1998 and Fiscal 1997, including cash awards converted to Common Stock units under Stock Retention Awards under the plan as in effect for Fiscal 1999 (Mr. Melrose $671,474; Mr. McIntosh $254,962; Mr. Wolfe, $200,036; Ms. Meyer $191,892 and Mr. McIntyre $178,033). Units were credited to each officer's deferred compensation account under The Toro Company Deferred Compensation Plan for Officers ("Officers Deferred Plan"). Amounts do not include Matching Common Stock units, which are shown in the Restricted Stock column. See Note (6). For more information on this plan, see the Compensation Committee Report and Proposal Two. In addition, the amount for Fiscal 1999 includes the value of Performance Shares vested for the one year Fiscal 1999 transition period under The Toro Company Performance Share Plan, a long term incentive plan, and those amounts are not included under the LTIP Payouts column. See Note (4). The shares are valued as of December 2, 1999, the date the Compensation Committee certified performance goal achievement. The number of shares (and their dollar value) issued or credited to each officer and included in the Bonus column amount are as follows: Kendrick B. Melrose 15,351 ($519,056), J. David McIntosh 5,117 ($173,019), Stephen P. Wolfe 4,167 ($140,897), Karen M. Meyer 4,021 ($135,960) and J. Lawrence McIntyre 3,363 ($113,711). With the exception of Mr. McIntosh, each of the named officers elected to defer all or a portion of these Performance Shares under the Officers Deferred Plan. See the Compensation Committee Report and Proposal Three.

(2)
Includes the dollar value of the difference between the fair market value and the option exercise price (before payment of applicable income taxes) on stock options exercised. Fair market value is based on the closing price on the New York Stock Exchange on the date of exercise or actual sale price. Also includes the dollar value of executive perquisites for Mr. Melrose ($28,956 of his perquisites was for car lease and expenses).

(3)
Options granted pursuant to The Toro Company 1993 Stock Option Plan.

(4)
Amounts shown for Fiscal 1997 and 1998 are for payments made pursuant to the Continuous Performance Award Plan based on the Company's return on beginning equity performance relative to its peer group of businesses for the three year performance periods ending with Fiscal 1997 and Fiscal 1998. The Continuous Performance Award Plan was replaced with the Performance Share Plan in Fiscal 1999. The value of Performance Shares vested with respect to the Fiscal 1999 one year transition period are included in the amount in the Bonus column. See Note (1). Award payouts were based on net income and after tax interest expense and corporate average net assets with respect to the one year transition period. For a more detailed description of the new plan and Performance Share Awards, see Long Term Incentive Compensation and the Compensation Committee Report. This plan is proposed to be amended. See Proposal Three.

(5)
Amounts include Company contributions to The Toro Company Investment and Savings Plan (a defined contribution retirement plan) and allocations to the Company's Employee Stock Ownership Plan ($19,207 each for Mr. Melrose and the other named executive officers). Also includes amounts accrued pursuant to the Company's Supplemental Management Retirement Plan for executive officers who receive annual compensation of $150,000 or more ($204,129 for Mr. Melrose, $71,622 for Mr. McIntosh, $52,575 for Mr. Wolfe, $49,774 for Ms. Meyer and $43,115 for Mr. McIntyre). Participants' accounts are credited with an amount equal to the difference between the aggregate amount that would have been allocated to tax-qualified profit-sharing and other defined contribution plans, without regard to limitations imposed by the Code, and the aggregate amount of contributions actually allocated ("excess benefits accounts"). Also includes immaterial amounts for dollar value of above-market interest accrued during the fiscal year on excess benefit and other deferred compensation accounts for each named executive. Although amounts credited to such accounts remain a part of the general assets of the Company, upon the occurrence of a threat of or actual change of control of the Company (as defined in the plans), or upon the Company's acceptance of a request made by a qualified participant to direct investment of the account, the Company will transfer to a trust an amount in cash equal to the total amount of accrued benefits for all participants or for the electing participant, as the case may be. Because the Company's benefit plans operate on a calendar year basis, amounts shown for Fiscal 1999 may have been accrued with respect to the prior fiscal year.

(6)
Includes the value of Common Stock units credited to each officer's deferred compensation account as Matching Units awarded in connection with Stock Retention Awards under the Annual Plan. Units are valued at the closing price of Common Stock on the New York Stock Exchange on December 2, 1999, the date the Committee certified performance goal achievement under the Annual Plan. These Matching Units are subject to forfeiture, with vesting in four equal annual installments beginning December 2001, and are intended to encourage officer stock ownership by conversion of a portion of the annual bonus shown in the Bonus column to shares or deferred units of Common Stock. Matching Units credited for each of the named officers are as follows: Kendrick B. Melrose 4,964 Matching Units, Stephen P. Wolfe 1,479 Matching Units, Karen M. Meyer 1,418 Matching Units and J. Lawrence McIntyre 1,316 Matching Units. Mr. Melrose also has 14,847 shares of restricted stock previously awarded under the Chief Executive Officer Succession Incentive Agreement in July 1995. The value of these shares based on the closing price of the Common Stock on October 29, 1999 was $532,636.

(7)
See Notes (1) and (4). The amount shown for Mr. Melrose includes the value of shares of restricted stock vested with respect to achievement of a performance goal under the Chief Executive Officer Succession Incentive Agreement. Shares are valued at the closing price of the Common Stock on December 2, 1999, the date the Committee certified performance goal achievement. See the Compensation Committee Report.

Employment Agreements

    Each of the executive officers, including those named in the Summary Compensation Table, is a party to a change of control employment agreement adopted in Fiscal 1995 and amended in Fiscal 1998. The agreements are operative only upon the occurrence of a "change in control", which includes substantially those events described below. Absent a change in control, the agreements do not require the Company to retain the executives or to pay them any specified level of compensation or benefits.

    Each agreement provides that for three years after a change in control, there will be no adverse change in the executive's salary, bonus opportunity, benefits or location of employment. If during this three year period the executive's employment is terminated by the Company other than for cause, or if the executive terminates his employment for good reason (as defined in the agreements, and including compensation reductions, demotions, relocation and excess travel), or voluntarily during the 30-day period following the first anniversary of the change in control, the executive is entitled to receive an accrued salary and annual incentive payments through the date of termination and, except in the event of death or disability, a lump sum severance payment ("Lump Sum Payment") equal to three times the sum of base salary and annual bonus (and certain insurance and other welfare plan benefits). Further, an additional payment ("gross-up") is required in an amount such that after the payment of all taxes, income and excise, the executive will be in the same after-tax position as if no excise tax under the Code had been imposed.

    Generally, and subject to certain exceptions, a change in control is deemed to have occurred if: (1) a majority of Toro's Board of Directors becomes comprised of persons other than persons for whose election proxies have been solicited by the Board, or who are then serving as directors appointed by the Board to fill vacancies caused by death or resignation (but not removal) of a director or to fill newly created directorships; (2) another party becomes the beneficial owner of at least 15% of Toro's outstanding voting stock; or (3) Toro's stockholders approve a definitive agreement or plan to merge or consolidate Toro with another party (other than certain limited types of mergers), exchange shares of voting stock of Toro for shares of another corporation pursuant to a statutory exchange, sell or otherwise dispose of all or substantially all of Toro's assets, or liquidate or dissolve Toro.

    If a change in control of the Company had occurred at the commencement of the 2000 calendar year (January 1, 2000) and had resulted in the involuntary termination of the named executives at such time or the termination by such executives for good reason, the Lump Sum Payment to be made under such agreements to those executive officers named in the Summary Compensation Table above in the aggregate would have been approximately $12,465,279. The Company has also established a trust for the benefit of these officers which, in the event of a threatened or actual change of control, must be funded in an amount equal to the Company's accrued liability related to such agreements. The Company has prefunded this trust with shares of Common Stock that it would be obligated to transfer to the trust in connection with a change of control under the Officers Deferred Plan, and may further prefund the trust as permitted by plans and the related trust agreement. Prefunding of obligations denominated in Common Stock fixes the Company's compensation expense affording greater certainty.

STOCK OPTIONS

    The following table shows options granted under The Toro Company 1993 Stock Option Plan (the "1993 Plan") during Fiscal 1999.

	Individual Grants
						Grant Date Value
	Number of Shares Underlying Options Granted (#)(1)	Percent of Total Options Granted to Employees In Fiscal Year
			Exercise or Base Price ($ Per Share)	Market Price on Date of Grant ($ Per Share)
Name					Expiration Date	Grant Date Present Value ($)(2)

Kendrick B. Melrose	48,500	12.76%	$24.9375	$24.9375	11/18/2008	$414,190
J. David McIntosh	16,000	4.21%	24.9375	24.9375	11/18/2008	136,640
Stephen P. Wolfe	13,200	3.47%	24.9375	24.9375	11/18/2008	112,728
Karen M. Meyer	12,700	3.34%	24.9375	24.9375	11/18/2008	108,458
J. Lawrence McIntyre	10,700	2.82%	24.9375	24.9375	11/18/2008	91,378

(1)
The 1993 Plan is administered by the Compensation Committee which selects employees to whom options are granted. The exercise price of each incentive and nonqualified stock option is equal to not less than 100% of the fair market value of the Common Stock on the date of grant. Options are not transferable except by will or the laws of descent and distribution. Options granted to executive officers under the plan may be exercised immediately after the date of grant, for a period of ten years, using cash, stock or a cashless method through a broker. Most options are subject to cancellation upon termination of the option holder's employment; however, incentive stock options may be exercised for up to three months following termination of employment and some nonqualified stock options may be exercised for up to four years following retirement at or after age 60, but not later than the expiration date of the option. Stockholders are asked to approve a new stock option plan at the Annual Meeting. See Proposal Five.

(2)
The grant date present values are estimates only, arrived at using the Black-Scholes option pricing model with the following weighted average assumptions as of the December 1998 grant date: risk-free interest rate of 4.67%, expected life of option of 4.4 years, expected dividend yield of 1.5% and expected stock volatility of 30%.

AGGREGATED OPTION EXERCISES IN FISCAL 1999
AND FISCAL YEAR-END OPTION VALUES

    The following table summarizes stock options exercised by the named executive officers during Fiscal 1999 and the total number of options held by each listed individual as of the end of Fiscal 1999.

			Number of Securities Underlying Unexercised Options at Fiscal Period End(#)
					Value of Unexercised In-the-Money Options at Fiscal Period End($)(1)
Name	Shares Acquired on Exercise(#)	Value Realized($)
			Exercisable	Unexercisable	Exercisable	Unexercisable

Kendrick B. Melrose	29,965	$413,572	433,432	0	$7,103,726	$0
J. David McIntosh	0	0	44,860	0	246,091	0
Stephen P. Wolfe	3,880	54,077	30,450	0	187,349	0
Karen M. Meyer	0	0	32,928	0	196,065	0
J. Lawrence McIntyre	12,364	107,165	22,352	0	85,199	0

(1)
Difference between October 29, 1999 closing price of the Common Stock on the New York Stock Exchange ($35.875) and the option exercise price (before payment of applicable income taxes).

LONG TERM INCENTIVE COMPENSATION

    The following table shows awards of long term incentive compensation made under the Company's Performance Share Plan to the named executive officers during Fiscal 1999. The new Performance Share Plan was adopted in Fiscal 1999, necessitating one and two year transitional awards in order to phase into the three year award term. In future years, only one award for a full three year term is likely to be awarded to a participant who has previously participated in the plan.

Estimated Future Payouts under Non-Stock Price-Based Plan(s)(2)
Name	Number of Shares, Units or Other Rights (#)	Performance or Other Period Until Maturation or Payout	Threshold (#)	Target (#)	Maximum (#)
Kendrick B. Melrose	3 Awards(1)	Fiscal 1999 Fiscal 1999 to 2000 Fiscal 1999 to 2001	1 1 1	10,500 15,750 21,000	21,000 28,000 42,000
J. David McIntosh	3 Awards(1)	Fiscal 1999 Fiscal 1999 to 2000 Fiscal 1999 to 2001	1 1 1	3,500 5,250 7,000	7,000 10,500 14,000
Stephen P. Wolfe	3 Awards(1)	Fiscal 1999 Fiscal 1999 to 2000 Fiscal 1999 to 2001	1 1 1	2,850 4,275 5,700	5,700 8,550 11,400
Karen M. Meyer	3 Awards(1)	Fiscal 1999 Fiscal 1999 to 2000 Fiscal 1999 to 2001	1 1 1	2,750 4,125 5,500	5,500 8,250 11,000
J. Lawrence McIntyre	3 Awards(1)	Fiscal 1999 Fiscal 1999 to 2000 Fiscal 1999 to 2001	1 1 1	2,300 3,450 4,600	4,600 6,900 9,200

(1)
An award is the right to receive a designated number of shares at the end of an award term if the Company achieves pre-established financial performance goals. If the performance goals are achieved at levels above or below the target level, the number of shares of Common Stock issued in payment of the award will be increased or reduced, including to zero. This plan is submitted to stockholders for approval of amendments. See the Compensation Committee Report and Proposal Three for additional information on the Performance Share Plan.

(2)
The amounts shown are the number of shares of Common Stock that may be issued if performance goals based on a combination of net income plus after tax interest and total average net assets as set in a matrix are achieved. If actual Company performance is below threshold levels, no payouts are made. The potential dollar value of a payout will fluctuate with the market value of the Common Stock. At the date of the grant of these awards, the closing price of the Common Stock on the New York Stock Exchange was $24.9375. On October 31, 1999, the market value of the Common Stock was $35.875.

PERFORMANCE GRAPH

    The following graph depicts total cumulative stockholder return (assuming reinvestment of dividends) of the Company's Common Stock, the S&P 500 Index and an industry peer index for the preceding five fiscal years commencing with Fiscal 1994.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Comparison of Five Year Total Return Among
The Toro Company, S&P 500, and Peer Group
	The Toro Co	Peer Group	S&P 500
1994	$100	$100	$100
1995	$106	$111	$126
1996	$117	$139	$157
1997	$161	$193	$207
1998	$85	$153	$253
1999	$139	$178	$299
Fiscal Year Ending October 31,

    This graph assumes $100 invested on October 31, 1994 in the Company's Common Stock, the S&P 500 Index and the peer group index including reinvestment of dividends.

    The industry peer index is based on the Fortune 500 Industrial and Farm Equipment Index for 1998, the most recent year available, which includes: York International Corporation, Briggs & Stratton Corporation, Stewart & Stevenson Services, Inc., Dover Corporation, Cummins Engine Company, Inc., Harnischfeger Industries Inc., Crane Co., Tecumseh Products Company, Ingersoll-Rand Company, NACCO Industries, Inc., Parker-Hannifin Corporation, Deere & Company, Timken Company, Baker-Hughes Incorporated, Caterpillar Inc., The Black & Decker Corporation, American Standard Companies, Inc., AGCO Corporation, Kennametal Inc., The Lincoln Electric Company, Teleflex, Detroit Diesel Corporation, Case Corporation, Cooper Cameron Corporation, Smith International, Inc., Terex Corporation and Nortek, Inc. New companies added were Premark International, Inc., Milacron Inc., ITT Industries, Inc., Unova, Inc., Weatherford International, Inc., Applied Power Inc. and Hussman International, Inc. Companies removed were Aeroquip-Vickers, Inc. and Lam Research Corporation.

    Neither this Performance Graph nor the Compensation Committee Report which follows shall be deemed to be "soliciting material" or to be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934, or to the liabilities of Section 18 of that act.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    This report is furnished by Toro's Compensation Committee of the Board of Directors, which reviews, establishes and approves changes to the compensation policies and administers compensation plans for executive officers of the Company.

General Policies

    The compensation policies of the Company are designed to attract, retain and motivate highly qualified executives, to assure that the Company competes successfully for executive talent to accomplish the Company's goals and to compensate executive officers for personal performance. However, a substantial portion of total compensation of individual executive officers is aligned with the financial and operational performance of the Company because it is contingent upon achievement of financial goals of the Company and its divisions, and linked to the Company's stock price. The Committee believes it has been successful in achieving these goals. For instance, the Company's Fiscal 1998 financial results were disappointing. As a result, total cash compensation for named executive officers who were also named executive officers for Fiscal 1997 was substantially lower for Fiscal 1998. For Fiscal 1999, however, the Company's financial and operational performance exceeded targets and total compensation increased from Fiscal 1998.

    The Committee bases its executive compensation decisions on an independent evaluation of the market competitiveness of Toro's officer compensation program by professional compensation consulting firms retained by the Company. The Committee establishes a target total compensation package for each executive position at a median (approximately 50th percentile) market level for similar positions in businesses with revenues comparable to those of the Company.

Base Salary

    The Committee establishes a base salary range for each executive position, reflecting median base salaries for the comparative group. Although surveys may be conducted annually, salaries are adjusted only if market surveys indicate adjustment is necessary, so that greater weight remains on the variable incentive portion of the compensation package. In Fiscal 1998, these surveys indicated to the Committee that it must be watchful to maintain compensation at market competitive levels in order to retain its most talented executives. The Committee therefore increased base salary levels for selected officers for Fiscal 1999.

    A base salary within the market range is set for each executive by considering the experience and individual performance of the executive. For Fiscal 1999, base salaries for executive officers were within 5% of the median (50th percentile) of the market level. Mr. Melrose's salary with respect to Fiscal 1999 was set at $597,503, based on the same method used in establishing other executive officers' base salaries. For compensation purposes, the Committee evaluates Mr. Melrose's performance on an annual basis. The other named executive officers receive evaluations by Mr. Melrose, which are used by the Committee in establishing base salaries.

Incentive Compensation

    An executive of the Company will earn total compensation that is market competitive only if incentive compensation tied to achievement of performance goals is earned. If those goals are exceeded, incentive compensation can cause total compensation to exceed median market levels. The incentive components of compensation are intended to encourage achievement of both short term and long term financial and operational objectives.

    Beginning with Fiscal 1999, the Committee placed greater emphasis on compensation tied to the market price of the Company's Common Stock. Compensation under the new Performance Share Plan is exclusively in the form of shares of Common Stock, rather than in cash and stock options as under the earlier Continuous Performance Award Plan. Stock Retention Awards under the amended Annual Management Incentive Plan II provide for the award of matching shares or units of Common Stock if a participating officer converts a portion of the annual cash bonus to shares of Common Stock or stock units.

    For Fiscal 1999 the Company exceeded both its annual and long term performance goals, so that 69% of Mr. Melrose's total compensation (excluding stock option exercise gains) consisted of incentive payments, and his total compensation package, including cash and stock or stock units but excluding stock option exercise gains, was above the median (at the 55th percentile) for chief executive officers in comparable businesses. Due to the Company's disappointing financial results for Fiscal 1998, however, only 7% of Mr. Melrose's total cash compensation was comprised of incentive payments under the Company's short term and long term incentive plans, and his total cash compensation for Fiscal 1998 was therefore below the median level (at the 35th percentile) of total cash compensation paid to chief executive officers in businesses with revenues comparable to the Company's.

    Annual Incentive Compensation.  Under the Company's stockholder-approved Annual Plan, executive officers and other key employees are eligible to receive an annual cash bonus based on a percentage of base salary (determined by the executive officer's position) and the Company's achievement of performance goals and, for certain participants, division and individual performance. If performance goals are exceeded, award amounts increase up to a pre-established maximum, but not more than 200% of the target award amount. If goals are not met, awards are reduced or not paid at all. Proposed participants in the Annual Plan are recommended by management and selected by the Committee. The target award amount for Mr. Melrose is 60% of his base salary and for the other named executive officers is 45%. The percentage is based on the executive's salary grade and job position and not on individual factors.

    The Committee may also select officers to receive Stock Retention Awards, which entitle an officer to convert up to 50% of a cash award payout to shares of Common Stock or deferred Common Stock units, and to receive one additional share of stock for each two shares acquired in the conversion. Mr. Melrose and each of the named executive officers received these awards for Fiscal 1999.

    Under the Annual Plan as in effect for Fiscal 1999, the Compensation Committee established earnings per share (EPS) and corporate average net asset dollar level performance goals as the basis for payment of a target award amount for each corporate participant. Target award amounts for division participants were based 50% on performance goals for corporate participants and 50% on division controllable profit contribution (net income before taxes and interest expense and before corporate allocations) and division total average asset goals. Strategic Performance Measure goals, under which a recipient's pre-established cash payout may be adjusted up to 120% of the award payment otherwise determined under the plan (but to not more than 200% of the target award) were also established for Mr. Melrose and each of the named executive officers for Fiscal 1999, but the Committee did not adjust their total payouts for SPM goal performance.

    The Company exceeded its corporate and division goals for Fiscal 1999. Bonus payments were therefore made under the Annual Plan at 187% of target awards for corporate participants, including Mr. Melrose and the named executive officers. Award payments of between 130% and 182% of targets were made to division participants based 50% on the respective division's achievement of its performance goals and 50% on the Company's achievement of corporate goals. In addition, matching deferred Common Stock units having a value of 25% of the total cash award payment were credited to Mr. Melrose and three of the named executive officers who elected to convert cash awards under their Stock Retention Awards. These shares or units are subject to vesting over a five year period.

    The Committee has approved and recommended to stockholders the amendment of the Annual Plan to add additional corporate and division performance goals. See Proposal Two in this Proxy Statement.

    For Fiscal 1999, 42.9% of Mr. Melrose's cash and stock-based compensation (excluding income from stock option exercises) was comprised of payments pursuant to the Annual Plan.

    Long Term Incentive Compensation.  Key employees may receive long term incentive compensation in the form of Performance Shares under the new Performance Share Plan, approved by stockholders in March 1999, and under the Company's stockholder-approved stock option plans. A compensation survey conducted in 1998 by outside consultants indicated that the long term incentive component of Toro's total compensation for executives lagged the market. Outside consultants reported that while option grants improved long term incentive competitiveness, additional opportunities were necessary to be competitive at the 50th percentile market level. For that reason, the Committee adopted the Performance Share Plan.

    A recipient of a Performance Share Award may receive shares of Common Stock if the Company achieves pre-established performance goals. The number of shares covered by an award is based on a target dollar value that is a component of total compensation divided by the market value of the Common Stock prior to the time of the award, discounted for projected annual forfeitures. In Fiscal 1999, the Committee granted transitional awards, in order to phase into three year awards under this new plan. For the Fiscal 1999 one year transition period, the Committee established performance goals based on net income and after tax interest expense and corporate average net assets. The Company exceeded the goals and the Committee certified payments to plan participants, including Mr. Melrose and the named executive officers, at 146% of target award amounts. For Fiscal 1999, 26.5% of Mr. Melrose's cash and stock-based compensation (excluding stock option gains) was comprised of payments pursuant to the Performance Share Plan.

    The Committee makes stock option grants pursuant to the Company's stock option plans. Options are granted to all key management employees, including Mr. Melrose and the named executive officers, using a target dollar value that is a percentage of target total compensation and a Black-Scholes valuation of the Common Stock. All options granted under the stock option plans have exercise prices that are equal to fair market value at the date of grant. The options granted to Mr. Melrose and the named executive officers in Fiscal 1999 were exercisable immediately after grant and remain exercisable for a period of ten years. Beginning in Fiscal 1999, the Committee changed the exercise period for options granted to executive officers from five to ten years. In Fiscal 1999, the Committee granted Mr. Melrose options to purchase a total of 48,500 shares.

    In Fiscal 1995, a special committee of the Committee recommended, and the Board and stockholders approved, a special incentive compensation plan for Mr. Melrose, to encourage him to remain with the Company until his 60th birthday, while assuring the timely development and election of his successor as Chief Executive Officer of the Company. Under the Chief Executive Officer Succession Incentive Award Agreement, the Company awarded Mr. Melrose 17,467 shares of Common Stock and Common Stock performance units having a fair market value of $500,000 on July 31, 1995, subject to forfeiture or reduction in the event performance goals related to the development and implementation of a senior management and chief executive officer succession plan were not met by target dates beginning October 31, 1999 and continuing through October 31, 2003.

    On December 2, 1999, the Board of Directors certified that Mr. Melrose had achieved Goal 1—timely development of a CEO and senior management succession plan and progress towards fulfillment of the plan. The Committee certified goal achievement and payment to Mr. Melrose of 15% of the shares of restricted stock, having a total value of $88,589. The value of the vested performance units has been accrued and will be used, together with the value of additional performance units that may vest in the future, to purchase a retirement annuity for Mr. Melrose at the time of his retirement conditioned upon his entering into a noncompetition agreement with Toro.

    Section 162(m).  In making its decisions about compensation for Mr. Melrose and other officers likely to be named executive officers, the Committee considers Section 162(m) of the Code, which limits to $1 million per year the compensation expense deduction the Company may take for compensation paid to a person who is "highly-compensated" for purposes of the Code, unless the compensation is "performance-based". Although the Company's compensation levels have not historically resulted in total compensation in excess of $1 million for named executive officers other than Mr. Melrose, it is generally the policy of the Company that the components of executive compensation that are inherently performance-based should qualify for exclusion from the deduction limitation under Section 162(m). The Committee believes that annual incentive award payments under the Annual Plan, long term incentive award payments under the Performance Share Plan and stock options currently qualify as performance based.

    The Committee believes, however, that while tax deductibility is an important factor, it is not the sole factor to be considered in setting executive compensation policy, and accordingly reserves the right, in appropriate circumstances, to pay amounts in addition to base salary that might not be deductible. The Committee's purpose in doing so is to assure that the Company retains its best executives and remains competitive in the market for executive talent.

    If non-performance-based compensation in excess of $1 million should become payable to a person who is "highly-compensated" for purposes of the Code and regulations, the Committee may consider requiring deferral of receipt of any amounts earned in excess of the cap to a tax year following the year in which the individual leaves the employment of the Company.

Stock Ownership Guidelines

    In November 1997, the Committee adopted guidelines to encourage accumulation and retention of Toro Common Stock by officers of the Company, ranging from a goal of five times base salary for the Chief Executive Officer to two or three times for other corporate officers. The recommended time period for reaching the guideline is five years. Most officers have achieved established guidelines. The Committee will continue to review compliance with the policy on an annual basis.

Approval of Incentive Plans

    All of the recommendations of the Committee with respect to compensation attributable to Fiscal 1999 were approved and adopted by the Board of Directors. In accordance with the Company's past practice under Section 16 of the Securities Exchange Act of 1934 and Section 162(m), decisions regarding the grant of stock options and certain other awards continue to be made by the Committee and reported to and ratified by the Board.

Dale R. Olseth, Chair	Alex A. Meyer
Ronald O. Baukol	Robert H. Nassau
Janet K. Cooper	Christopher A. Twomey

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The members of the Compensation Committee are Dale R. Olseth, Chair, Ronald O. Baukol, Janet K. Cooper, Alex A. Meyer, Robert H. Nassau and Christopher A. Twomey. None of these directors is or has been an officer or employee of the Company. Although Mr. Melrose is not a member of the Committee, he attends the meetings for the purpose of providing continuity and detailed information about employees and compensation plans. Mr. Melrose does not participate in any option grant or incentive award decision or any decision of the Committee that might affect him personally.

    Mr. Melrose serves on the Board of Directors and Compensation Committee of SurModics, Inc., of which Mr. Olseth serves as chairman and chief executive officer. Mr. Olseth serves on the Toro Board of Directors and is Chair of the Compensation Committee of the Company.

PROPOSAL TWO
AMENDMENT OF THE TORO COMPANY ANNUAL MANAGEMENT INCENTIVE PLAN II

    At its December 2, 1999 meeting, the Compensation Committee recommended, and the Board of Directors adopted, further amendments to the Annual Plan, including additional performance goals that are intended to be used to align an executive's total compensation even more closely with the Company's financial performance, by increasing management's focus on effective use of assets and on customer satisfaction. The amendments are also intended to improve the quality of the Company's earnings.

    The new performance goals are average current asset turns, average net asset turns, return on average total assets, return on average current assets, average inventory asset turns, controllable value added, revenue, cost of goods sold, customer satisfaction scores, customer care, fill rate, product innovation and asset management. Stockholders are being asked to consider and approve these additional financial performance goals to ensure that payments made under the Annual Plan continue to qualify as "performance-based" for purposes of Section 162(m) of the Code and in order to satisfy New York Stock Exchange guidelines relating to equity compensation for officers. Controllable value added is a measure of economic value added on a divisional basis, without an allocation for corporate overhead. Economic value added was previously approved as a performance goal by Toro stockholders. It measures after tax return on total invested capital, and is derived by taking earnings from operations plus other income, net of other expenses, adjusted by the effective tax rate, less the Company's tax adjusted target cost of invested capital. The target cost of invested capital is based on Toro's blended cost of attracting and retaining debt and equity.

    These goals, and others previously approved by stockholders, may be used by the Compensation Committee in establishing required levels of achievement on a corporate, division or individual basis, as the Committee determines to be appropriate. Average net asset turns on a corporate basis is the average monthly net assets for a year divided by cost of goods sold. Net assets equals consolidated assets less consolidated liabilities plus consolidated long and short term debt. Average current asset turns as applicable on a division basis is the average monthly current assets for the year divided by divisional cost of goods sold. Current assets equals cash, inventory, receivables, prepaids and other current assets, excluding deferred income taxes. Average inventory asset turns is a measure of the number of times inventory is sold and replaced each year, calculated by taking average monthly inventory for a year divided by cost of goods sold. Customer care is a measure of customer feedback related to product quality, experience, price or services. Decisions by the Committee regarding achievement of customer care goals may be based on qualitative or quantitative factors.

    The Annual Plan was originally approved by stockholders in March 1996 and was again approved as amended at annual meetings in 1997, 1998 and 1999.

    If stockholder approval of the performance goal amendments is not obtained, the Compensation Committee will reconsider the amendments as they apply to compensation that may be paid to any person referred to in Section 162(m), and the Annual Plan as previously approved by stockholders will continue in effect as to such persons.

    Following is a description of the more important features of the Annual Plan as amended.

Description of the Annual Plan

    Purpose.  The purpose of the Annual Plan is to enhance stockholder value by providing participants an annual incentive to reinforce achievement of the Company's performance goals; to link a significant portion of a participating officer's compensation to the achievement by the Company, and in certain cases, a division or an individual, of performance goals; to attract, motivate and retain officers on a competitive basis; and to encourage selected officers of the Company for whom stock ownership goals have been established to acquire and retain Common Stock. See the Compensation Committee Report for information on stock ownership guidelines.

    Eligibility and Participation.  Participation is limited to officers of the Company, including executive officers, who through their position or performance, can have a significant, positive impact on the Company's financial results, as determined by the Compensation Committee. The Company maintains a separate annual bonus plan for key employees who are not officers. Approximately 12 individuals, including the Company's Chief Executive Officer and the named executive officers, are expected to receive awards under the Annual Plan each year.

    Award Amounts.  The target payout for an Annual Performance Award is based on a percentage of a plan participant's annual base salary ("participation factor"), which is intended to reflect the participant's level of responsibility. Participation factors are up to 60% for the Chairman and Chief Executive Officer, up to 55% for the President and Chief Operating Officer, up to 50% for other elected officers and up to 45% for appointed officers.

    The target payout can be earned only if performance goals are achieved at levels established in advance by the Compensation Committee. The Committee may establish maximum payouts of up to 200% of target payouts in the event goals are exceeded in amounts established by the Committee. At the time an award is made, the Committee may establish additional individual performance goals ("SPM Performance Goals"). If an SPM Performance Goal is achieved, an award payment may be increased by up to 20% of the award payment that would otherwise be made with respect to Performance Goal achievement, but to not more than 200% of the target payout. If these goals are not achieved, award payments may be reduced.

    Performance Goals.  An award payment under an Annual Performance Award will be paid only upon the achievement of performance goals established by the Compensation Committee in writing not later than 90 days after the beginning of the fiscal year to which the performance goals relate.

    The Board is seeking approval of the addition of average current asset turns, average net asset turns, return on average total assets, return on average current assets, average inventory asset turns, controllable value added, revenue, cost of goods sold, customer satisfaction scores, customer care, product innovation, asset management and fill rate as performance goals. Performance goal measures previously approved by stockholders include earnings per share, return on average net assets, division controllable profit contribution, division profit adjustment, return on equity, revenue growth, earnings growth and economic value added. Previously-approved Supplemental Division Performance Goal measures for division participants include all of the foregoing measures plus sustained earnings, product warranty experience, product recalls or inventory levels. Previously-approved SPM Performance Goals included aggressive revenue growth, sustained earnings initiative, warranty experience, product recalls, field inventory, acquisition experience, customer satisfaction, inventory reduction and inventory turnover. SPM Performance Goals are intended to be either qualitative or quantitative.

    Maximum Award.  The maximum amount that may be paid under an Annual Performance Award, whether in cash or in Common Stock or Common Stock units, to a plan participant who is or may become a person referred to in Section 162(m) with respect to any fiscal year is $1,500,000.

    Payments.  Before any payment is made under the Annual Plan, the Committee must certify in writing that the pre-established performance goals have been met. To the extent necessary with respect to any fiscal year, in order to avoid any undue windfall or hardship due to external causes, the Committee may make the determination as to whether a performance goal has been achieved without regard to the effect on the performance goal measure, as it may otherwise be presented in the financial statements, of any change in accounting standards, any acquisition by the Company not planned for at the time the performance goals are established or any Board-approved extraordinary or non-recurring event or item.

    Stock Retention Award.  The Annual Plan authorizes the grant of Stock Retention Awards to encourage selected participants to increase their ownership of Toro Common Stock. Under a Stock Retention Award, a participant may elect to convert up to 50% of a cash award payment to shares of Common Stock, or defer the compensation into Common Stock units under the Officers Deferred Plan, at fair market value on the date the Committee certifies payment of the cash award. For each two shares of Common Stock or units acquired upon conversion, a stock participant will receive as additional incentive compensation one additional share or unit of Common Stock ("Matching Shares" or "Matching Units"). The shares or units received on conversion are retained by the Company during vesting periods applicable to the Matching Shares or Matching Units. Matching Shares and Matching Units vest in increments of 25% of the total at the end of each of the second, third, fourth and fifth years after the date such shares or units are issued or credited. In the event of an actual or threatened change of control of the Company as defined in the Annual Plan or the Officers Deferred Plan, all Matching Shares and Matching Units that have not yet vested will vest.

    Shares Authorized.  The number of shares of Common Stock authorized for issuance under the Annual Plan is 100,000, subject to adjustment in the event of stock splits, recapitalization or other similar changes affecting the Common Stock. On December 2, 1999, the Company issued or credited an aggregate of 38,120 shares or units of Common Stock to participants under the Annual Plan for the award year ended October 31, 1999, leaving a balance of 61,880 shares available under the plan.

    Plan Amendment and Termination.  The Committee may amend, suspend or terminate the Annual Plan at any time, with or without advance notice to plan participants, but no amendment to the plan will be effective that would increase the maximum amount that may be paid to a plan participant, that would change the stated performance goal criteria or that would modify the requirements as to eligibility for participation, unless the stockholders of the Company approve the change in accordance with the requirements of Section 162(m).

    Benefits.  It is not presently possible to determine the dollar value of award payments that may be made, or the individuals who may be selected for such awards, in the future under this plan. Award payments made with respect to Fiscal 1999 to the Chief Executive Officer and each of the named executive officers are shown in Note (1) and in the Restricted Stock column of the Summary Compensation Table. Award payments made to all executive officers as group for Fiscal 1999 aggregated $1,951,935 and to all non-executive officer employees as a group aggregated $261,344. Non-executive directors (outside directors) are not eligible to participate in this plan.

PROPOSAL THREE
AMENDMENT OF THE TORO COMPANY PERFORMANCE SHARE PLAN

    At its December 2, 1999 meeting, the Compensation Committee recommended, and the Board of Directors adopted, an amendment to add additional Performance Goals to The Toro Company Performance Share Plan (the "Long Term Plan"), a plan designed to tie a portion of executive compensation to achievement of the Company's Long Term financial goals through the grant of Performance Shares. Stockholders are being asked to consider and approve additional financial goals of economic value added, fill rate, customer satisfaction scores, customer care and cumulative average net asset turns, to ensure that payments made under the Long Term Plan continue to qualify as "performance based" for purposes of Section 162(m) of the Code and in order to satisfy New York Stock Exchange guidelines relating to equity compensation for officers.

    The additional performance goals are intended for use in focusing management's attention on improved asset use and customer satisfaction. Economic value added measures the economic return to stockholders on capital utilized in a company's operating units. It is similar to the microeconomic concepts of opportunity cost and economic profit. As described under Proposal Two, economic value added measures after tax return on total invested capital, and is derived by taking earnings from operations plus other income, net of other expenses, adjusted by the effective tax rate, less the Company's tax-adjusted target cost of invested capital. Average net asset turns and customer care are described in Proposal Two.

    If stockholder approval of the new Long Term Plan is not obtained, the Compensation Committee will reconsider the amendments as they apply to compensation that may be paid to any person referred to in Section 162(m), and the Long Term Plan as previously approved by stockholders will continue in effect as to such persons.

    The following is a summary of the material terms of the Long Term Plan as amended.

Description of the Plan

    Purpose.  The purpose of the Long Term Plan is to enhance long term stockholder value by reinforcing the incentives of key employees to achieve long term performance goals of the Company, to link a significant portion of a participant's compensation to the achievement by the Company of performance goals and to the value of the Common Stock and to attract, motivate and retain executives on a competitive basis.

    Eligibility and Participation.  Participation in the plan is limited to key employees of the Company who are in a position to have a significant, positive impact on the Company's financial results and who are selected by the Compensation Committee. Approximately 12 individuals, including the Company's Chief Executive Officer and the named executive officers, are expected to receive awards under the plan annually.

    Performance Goals.  The performance goals that have previously been approved by stockholders for use by the Committee with respect to each Performance Share Award are cumulative earnings, cumulative earnings per share, profit after tax, net income, return on invested capital, invested capital dollars, earnings per share, average net assets, after-tax interest expense, return on average net assets, return on equity, return on beginning equity, revenue growth and earnings growth. The new performance goals will supplement these and permit a greater focus on asset use.

    Maximum Award.  The maximum award payment that may be made with respect to any Performance Share Award is 100,000 shares, subject to adjustment to give effect to adjustments in the Common Stock or changes in the corporate structure of the Company.

    Payment.  Before any payment or delivery of Common Stock is made under the plan to any participant who is a person referred to in Section 162(m) of the Code, the Committee must certify that the performance goals established with respect to the award have been achieved. Award payments are made in Common Stock, although a participant may defer award compensation into Common Stock units in accordance with the Officers Deferred Plan.

    Change of Control.  In the event of a threatened or actual change of control of the Company (as defined in the Long Term Plan), Performance Shares that have been awarded but have not yet vested will vest and become immediately payable.

    Miscellaneous.  Neither Performance Shares nor Performance Share Awards may be transferred. A participant may receive payment pursuant to a Performance Share Award only while an employee and only if continuously employed since the date the award was granted, except that in the event of death, disability or retirement, shares of Common Stock will be delivered with respect to an award if otherwise earned, subject to proration to reflect the portion of the applicable award term completed at the date of death, disability or retirement.

    Shares Authorized.  The number of shares of Common Stock authorized for issuance under the Long Term Plan is 500,000, subject to adjustment in the event of stock splits, recapitalization or other similar changes affecting the Common Stock. 42,912 shares of Common Stock were earned and issued or deferred under the Long Term Plan for the one year transition period ended October 31, 1999.

    Plan Amendment and Termination.  The Committee may amend, suspend or terminate the Annual Plan at any time, with or without advance notice to plan participants, but no amendment to the plan will be effective that would increase the maximum amount that may be paid to a plan participant, that would change the stated performance goal criteria or that would modify the requirements as to eligibility for participation, unless the stockholders of the Company approve the change in accordance with the requirements of Section 162(m).

    Benefits.  It is not presently possible to determine the dollar value of award payments that may be made, or the individuals who may be selected for such awards, in the future under this plan. Award payments made with respect to the one year Fiscal 1999 transition award to the Chief Executive Officer and each of the named executive officers are shown in Note (1) to the Summary Compensation Table and the grant of awards for the two year transition period and the Fiscal 1999 to 2001 award term are shown in the Long Term Incentive Compensation table. The dollar value of Performance Shares awarded to all executive officers as group for Fiscal 1999 aggregated $1,349,592 and to non-executive officer employees as a group aggregated $101,370. The value is based on the closing price of Toro Common Stock on December 2, 1999. Non-executive directors (outside directors) are not eligible to participate in this plan.

PROPOSAL FOUR
AMENDMENT OF THE TORO COMPANY DIRECTORS STOCK PLAN

    At its December 2, 1999 meeting, the Board of Directors adopted an amendment to the Directors Plan to increase the value of shares of Common Stock granted annually to nonemployee directors ("Directors Shares") from $5,000 to $10,000. Management believes it is in the interest of stockholders to increase the compensation of its nonemployee directors in order to stay competitive with other companies in attracting and retaining experienced and knowledgeable independent directors to serve on the Board of Directors. By paying the compensation in shares of Common Stock, the interests of directors are intended to be further aligned with those of stockholders. The Board of Directors first adopted, and the stockholders first approved, the Directors Plan in 1992. The plan was amended by the Board in 1995 and approved by stockholders in 1996 to provide for Directors Options and to increase the authorized shares. Although the Board is not required to obtain stockholder approval of the amendments, it wishes to do so and, if approval is not given, the Board of Directors will reconsider its decision.

    The Plan is intended to conform to the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 Act, so that the receipt of stock and options by a nonemployee director will be exempt acquisitions for purposes of Section 16(b) under the Securities Exchange Act of 1934 Act and so that nonemployee directors are eligible to serve on the Compensation Committee.

    Following is a summary of the material features of the Directors Plan as amended.

Description of the Directors Plan

    Purpose.  The purpose of the Directors Plan is to attract and retain experienced and knowledgeable nonemployee directors to serve as members of the Board of Directors of the Company and to further align their interests with those of stockholders.

    Eligibility.  Members of the Board of Directors who are not current employees of the Company or any subsidiary are eligible to receive awards under the Directors Plan. At the present time, 10 individuals are eligible to participate.

    Award of Directors Shares.  Under the Directors Plan as amended, the Company will annually issue to each nonemployee director, on the first day of each fiscal year, Directors Shares, which are shares of Toro Common Stock having a fair market value of $10,000, based on the average of the closing prices of the Common Stock on the New York Stock Exchange for each of the trading days in the three month calendar period immediately prior to the date of issue.

    Award of Directors Options and Terms.  Under the Directors Plan, the Company annually grants to each nonemployee director, on the first day of each fiscal year, a Directors Option to purchase 1,000 shares of Toro Common Stock, on the terms and conditions described below. Options may be granted only as nonqualified stock options. Each Directors Option has a term of five years and is exercisable six months following the date of grant. The exercise price per share of Common Stock at the date of grant is equal to the 4 p.m. Eastern Time closing price of a share of Common Stock on the New York Stock Exchange on that date.

    Options may not be transferred except by will or the laws of descent and distribution. In the event a nonemployee director's service terminates prior to exercise of any outstanding option, such options will be immediately cancelled and will again become available for option grants.

    Methods of Exercise.  The Directors Plan permits exercise of an option by payment in cash or shares of Common Stock.

    Change of Control.  In the event of an actual or threatened change of control of the Company as defined in the Directors Plan, all options will fully vest.

    Miscellaneous.  The maximum number of shares to be made available for issuance under the Directors Plan is 65,000, subject to adjustment to reflect changes in the corporate or capital structure of the Company. Shares may be authorized but unissued Common Stock or shares of Common Stock held in the Company's treasury. To date 50,239 shares have been issued under the Directors Plan.

    Term and Amendment.  The term of the Directors Plan is ten years, which expires on August 20, 2002, unless terminated sooner by the Board of Directors. The Directors Plan may be amended, suspended or discontinued at any time by the Board of Directors.

Tax Consequences Under the Plan

    The award of Directors Shares will result in taxable income to a nonemployee director and an income expense and related deduction to the Company at the time of issuance of Directors Shares. The grant of a Directors Option is not a taxable event for the option holder. Upon exercise of a Directors Option, the option holder will generally be required to recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock acquired upon exercise (generally determined as of the date of exercise) over the exercise price of the option, and the Company will be entitled to a deduction in an equal amount.

PROPOSAL FIVE
2000 STOCK OPTION PLAN

    At its December 2, 1999 meeting, the Compensation Committee recommended, and the Board of Directors adopted, subject to stockholder approval, The Toro Company 2000 Stock Option Plan (the "2000 Plan") under which options may be granted to key employee to purchase shares of Toro Common Stock. The Board took this action because most shares of Common Stock available under the Company's 1993 Stock Option Plan have been used, no further grants may be made under the 1989 Stock Option Plan and the Board wishes to provide for future option grants. The plan authorizes 1,000,000 shares.

    Following is a summary of the material features of the 2000 Plan.

Summary of the 2000 Plan Features

    Purpose.  The purpose of the 2000 Plan is to provide an incentive to key employees, including executive officers, and consultants, to contribute significantly to the strategic and long term performance objectives and growth of the Company.

    Eligibility.  Any employee regularly employed in an executive, managerial, professional or technical position, and any other individual who performs services for the Company, who contributes significantly to the strategic and long term performance objectives of the Company is eligible to participate in the 2000 Plan. The Compensation Committee will have the power to select the individuals to whom options will be granted. At the present time, approximately 100 employees are eligible to participate in the proposed plan.

    Award of Options and Terms.  Options may be granted either as incentive stock options under Section 422 of the Code, or as nonqualified options. The term of each option will be fixed by the Committee, subject to the requirements of Section 422 for incentive stock options. The exercise price of an option shall not be less than 100% of fair market value of the Common Stock on the date of grant. The fair market value of one share of the Common Stock on January 31, 2000 was $33.9375.

    Options may not be transferred except by will or the laws of descent and distribution. During the lifetime of the option holder, the option may be exercised only by the option holder and only while an employee of the Company or of a parent or a subsidiary of the Company and only if continuously so employed since the date the option was granted, except that (1) options may be exercised not later than the earlier of the date the option expires or one year after termination by reason of disability or death, and (2) nonqualified stock options may be exercised not later than the earlier of the date the option expires or up to four years after the date of retirement as defined in the 2000 Plan. In the event an option holder terminates employment or performance of services and is employed or retained by a competitor of the Company within one year thereafter or violates a confidentiality or similar agreement with the Company or engages in conduct detrimental to the Company, any outstanding options held by such person may be cancelled or rescinded and the Company will have the right to the return of the economic value of any option realized during the 12 month period prior to such termination. In the event an option holder's employment or service terminates prior to exercise of any outstanding option, other than as a result of disability, death or retirement (as defined in the plan), such options will be cancelled three months after termination, and will again become available for option grants.

    The Committee may include a provision in an option permitting the grant of a new option when payment of the exercise price of an option is made in shares of Common Stock (an accelerated ownership option). The terms of the accelerated ownership option would be the same as those of the original option, except that the exercise price would be fair market value at the date of grant of the new option.

    The 2000 Plan provides that the Committee may permit exercise of an option by a variety of methods, including payment in cash or shares of Common Stock or a combination of cash and shares of Common Stock, or a same day sale through a brokerage firm in accordance with regulations of the Federal Reserve Board.

    Maximum Award.  The maximum number of shares that may be covered by options granted to any individual during any calendar year will be 100,000. To the extent that the aggregate fair market value (as of grant date) of Common Stock with respect to which incentive stock options are exercisable for the first time during any calendar year by an individual exceeds $100,000 or such other limit as may be required by the Code, options which exceed such limit will be treated as nonqualified options. This dollar limit does not apply to nonqualified options.

    Change of Control.  In the event of a change of control of the Company as defined in the 2000 Plan, all unvested options will fully vest, unless otherwise limited by the Committee at the time of grant.

    Plan Amendment and Termination.  The 2000 Plan may be amended, suspended or terminated at any time by the Board of Directors, including an amendment to increase the number of shares of Common Stock with respect to which options may be granted; provided that no amendment that would increase the maximum number of options that may be awarded to a person referred to in Section 162(m) of the Code or that would modify requirements as to eligibility will be effective without approval of the stockholders, in accordance with the Code. No amendment to the 2000 Plan may, without the consent of the option holder, alter or impair any option previously granted under the 2000 Plan. The 2000 Plan will remain in effect until all shares of Common Stock reserved for issuance have been purchased, except that no options may be granted under the 2000 Plan later than ten years after its effective date.

    Shares Authorized.  The number of shares authorized for issuance under the 2000 Plan is 1,000,000, subject to adjustment in the event of stock splits, recapitalization or other similar events affecting the Common Stock. Shares of Common Stock to be issued upon the exercise of options may be either original issue or treasury shares. Shares of Common Stock covered by options which terminate without being exercised will again be available for option grants.

    Benefits.  It is not presently possible to determine the dollar value of award payments that may be made, or the individuals who may be selected for such awards, in the future under this plan. Stock option grants under the 1993 Plan made in Fiscal 1999 to the Chief Executive Officer and each of the named executive officers are shown in the Summary Compensation table and the Stock Options table. Options granted in Fiscal 1999 to all executive officers as a group aggregated 133,400 and to all non-executive officer employees as a group aggregated 11,000. Non-executive directors (outside directors) are not eligible to participate in this plan.

Tax Consequences Under the Plan

    The following is a brief description of the federal income tax treatment which will generally apply to options granted under the 2000 Plan, based on the Code as presently in effect.

    With respect to incentive stock options, generally, the option holder is not taxed and the Company is not entitled to a deduction on either the grant or the exercise of an incentive stock option, so long as the requirements of Section 422 continue to be met. If the option holder meets the employment requirements and does not dispose of the shares of Common Stock acquired upon exercise of an incentive stock option until at least (1) one year after transfer of the shares pursuant to the exercise of the option and (2) two years after the date the option was granted, gain or loss realized on sale of the shares will be treated as long term capital gain or loss. If the shares of Common Stock are disposed of before those periods expire, which is called a disqualifying disposition, the option holder will be required to recognize ordinary income in an amount equal to the lesser of (1) the excess, if any, of the fair market value of the Common Stock on the date of exercise over the exercise price or (2) if the disposition is a taxable sale or exchange, the amount of gain realized. Upon such a disqualifying disposition, the Company will generally be entitled, at the same time, to a deduction equal to the amount of ordinary income recognized by such person.

    The grant of an option which does not qualify for treatment as an incentive stock option is generally not a taxable event for the option holder. Upon exercise of the option, the option holder will generally be required to recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock acquired upon exercise (determined as of the date of exercise) over the exercise price of the option, and the Company will be entitled to a deduction in an equal amount.

    Option agreements under the 2000 Plan may provide for accelerated vesting in the event of a change of control of the Company. If such a provision becomes effective, certain amounts with respect to benefits derived may be characterized as "parachute payments" under certain provisions of the Code. If such provisions are applicable, an employee will be subject to a 20% excise tax on any "excess parachute payment" pursuant to Code Section 4999 and the Company will be denied a deduction with respect to such excess parachute payment pursuant to Code Section 280G. An employee generally is deemed to have received a "parachute payment" if such employee receives compensation that (1) is contingent upon a change in the ownership of control of the Company and (2) exceeds, in the aggregate, an amount equal to three times the employee's "base amount". The "base amount" generally is the average of the annual compensation of such employee for the five years preceding the change in ownership or control. An "excess parachute payment" with respect to any employee is the excess of the total parachute payments to such person over such person's base amount.

PROPOSAL SIX
SELECTION OF INDEPENDENT AUDITORS

    KPMG LLP has served as independent auditors to the Company for many years. The Audit Committee of the Board of Directors has again selected KPMG LLP to serve as independent auditors for Fiscal 2000. Although it is not required to do so, the Board of Directors wishes to submit the selection of KPMG LLP for stockholder approval at the meeting.

    A representative of KPMG LLP is expected to be present at the Annual Meeting with the opportunity to make a statement and to be available to respond to appropriate questions.

    If the stockholders do not approve the selection of KPMG LLP, the Board of Directors will reconsider its selection.

OTHER INFORMATION

Stockholder Proposals for 2001 Annual Meeting

    The 2001 Annual Meeting of Stockholders is expected to be held on March 22, 2001. If you wish to make a proposal to be included in the Company's Proxy Statement for the 2001 Annual Meeting, you must assure that the proposal is received by the Secretary of the Company no later than the close of business on October 12, 2000, unless the date of the meeting is delayed by more than 30 calendar days.

    If you wish to nominate a candidate for election to the Board of Directors or propose other business at the 2001 Annual Meeting, you must give complete and timely written notice to the Secretary of the Company, in accordance with the Company's Bylaws. The deadline for the 2001 Annual Meeting is not later than December 26, 2000 nor earlier than November 11, 2000, unless the date of the meeting is advanced by more than 30 days or delayed by more than 60 days. If you would like a copy of Toro's Bylaws, you may write to Toro's Assistant Corporate Secretary. If a proposal is not timely and properly made in accordance with the procedures set forth in the Bylaws, it will be defective and may not be brought before the meeting. If the proposal is nonetheless brought before the meeting and the chairman of the meeting does not exercise the power and duty to declare the proposal defective, the persons named in the proxy may use their discretionary voting with respect to the proposal.

Annual Report

    The Annual Report of the Company for Fiscal 1999 (the fiscal year ended October 31, 1999) including financial statements is enclosed.

Cost and Method of Solicitation

    The Company will pay the cost of soliciting proxies and may make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy material to beneficial owners of the Common Stock. The Company will reimburse them for reasonable out-of-pocket expenses. In addition to solicitation by mail, certain officers and employees of the Company, who will receive no compensation for such services other than regular employee compensation, may solicit proxies by telephone, electronic transmission and personally. The Company has retained Morrow & Co., for an estimated fee of $7,500 plus out-of-pocket costs and expenses, to assist in distributing proxy materials and in making mail, telephone and personal solicitation of proxies.

Other Matters

    The Company's management knows of no other matters that may come before the Annual Meeting. However, if matters other than those referred to above should properly come before the Annual Meeting, the persons named on the enclosed proxy card intend to vote such proxy in accordance with their best judgment.

Dated: February 9, 2000
BY ORDER OF THE BOARD OF DIRECTORS
[SIG]
J. LAWRENCE MCINTYRE Vice President, Secretary and General Counsel

APPENDIX

A.
The Toro Company Annual Management Incentive Plan II

B.
The Toro Company Performance Share Plan

C.
The Toro Company Directors Stock Plan

D.
The Toro Company 2000 Stock Option Plan

The Toro Company
Annual Management Incentive Plan II

1.
Plan Purpose.  The purpose of The Toro Company Annual Management Incentive Plan II (the "Plan") is to enhance stockholder value of The Toro Company (the "Company") by providing an annual incentive to reinforce achievement of the Company's performance goals ("Performance Goals"); to link a significant portion of a participating officer's annual compensation to the achievement by the Company, and in certain cases, a division or individual, of Performance Goals; to attract, motivate and retain officers on a competitive basis by making awards based on annual achievement of Performance Goals ("Annual Performance Awards"); and to encourage selected officers to acquire and retain shares of the Common Stock, par value $1.00 per share, and related Preferred Share Purchase Rights of the Company ("Common Stock").

2.
Eligibility and Participation.  Within the first 90 days of each fiscal year, or before the first 25% of a shorter performance period has elapsed, the Compensation Committee (the "Committee") shall select as recipients of Annual Performance Awards ("Plan Participants") those officers of the Company who, through their position or performance, can have a significant, positive impact on the Company's financial results. Plan Participants are designated to participate in the Plan for one fiscal year, but may be renominated and selected again. Newly-hired and newly-promoted officers may be selected as Plan Participants after the first 90 days of a fiscal year subject to the provisions of this paragraph and subparagraph 4.a. With respect to persons subject to Section 16 of the Securities Exchange Act of 1934 ("Exchange Act"), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor provisions under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

3.
Award Amounts.
a.
Target Payout.  The target amount that may be paid with respect to an Annual Performance Award (the "Target Payout") shall be determined by the Committee and shall be based on a percentage of a Plan Participant's actual annual base salary at the time of grant ("Participation Factor"), within the range established by this subparagraph and subject to adjustment as provided in the last sentence of this subparagraph. The Participation Factors, which are intended to reflect a Plan Participant's level of responsibility, are up to 60% for the Chairman and Chief Executive Officer, up to 55% for the President and Chief Operating Officer if one should be elected, up to 50% for other elected officers and up to 45% for other officers. The Chief Executive Officer may approve modifications to the foregoing Participation Factors for any participant who is not a person referred to in Section 162(m) of the Internal Revenue Code of 1986, as amended, or the regulations thereunder ("Section 162(m)"), if such modification is based on level of responsibility. The Committee may establish curves, matrices or other measurements for prorating the amount of payouts for achievement of Performance Goals at less than the Target Payout.

b.
Maximum Payout.  The Committee may also establish a maximum potential payout amount (the "Maximum Payout") with respect to an Annual Performance Award of up to 200% of the Target Payout in the event Performance Goal targets are exceeded by an amount established by the Committee at the time Performance Goals are established. The Committee may establish curves, matrices or other measurements for prorating the amount of payouts for achievement of Performance Goals at greater than the Target Payout but less than the Maximum Payout.

c.
Division Payout.  At the time an Annual Performance Award is made, the Committee may establish supplemental division-specific Performance Goals ("Supplemental Division Performance Goals") and may provide that achievement of a Supplemental Division Performance Goal at or above an established target level shall be required in order to earn a Target Payout or Maximum Payout. The Committee shall also have the discretion to reduce by an amount up to 20% the amount that would otherwise be paid under the division payout formula to a division vice president or general manager based on the Committee's evaluation of the quality of division performance.

d.
Strategic Performance Measure Payout.  At the time an Annual Performance Award is made, the Committee may increase the Target Payout and the Maximum Payout (as either may be prorated in accordance with subparagraphs 3.a. and 3.b.) by up to 20% but to not more than 200% of the Target Payout, for selected Plan Participants ("Strategic Performance Participants"), to reflect individual strategic performance measures ("SPM Performance Goals") established at that time by the Committee. The Committee shall have the discretion to reduce by an amount up to 20% the amount that would otherwise be paid under the payout formula to a Strategic Performance Participant based on the Committee's evaluation of the individual's achievement of the SPM Performance Goal.

e.
Section 162(m) Maximum.  With respect to any Plan Participant who is or may become a person referred to in Section 162(m), the maximum dollar amount that may be paid under an Annual Performance Award shall be set at the time the Committee grants the award and establishes Performance Goals under the award, and the Committee shall have the discretion to decrease an award payment, but may not under any circumstances increase such amount. Notwithstanding any other provision of this Plan, the maximum dollar amount a Plan Participant may be paid under an Annual Performance Award, whether in cash or Common Stock or Common Stock units, with respect to any fiscal year is $1,500,000. The Committee may, in its discretion, decrease this maximum, but may not, under any circumstances, increase this maximum.

4.
Performance Goals.
a.
Establishment.  An award payment under an Annual Performance Award shall be made to a Plan Participant only if the Company, a division and/or the individual participant achieves Performance Goals established by the Committee in writing not later than 90 days after the commencement of the fiscal year to which the Performance Goal relates, provided that the outcome is substantially uncertain at the time the Committee establishes the Performance Goal; and provided further that in no event will a Performance Goal be considered to be pre-established if it is established after 25% of the period of service (as scheduled in good faith at the time the Performance Goal is established) has elapsed.

b.
Performance Goal Criteria.  Performance Goals to be established under subparagraph 4.a. shall be based on revenue, revenue growth, cost of goods sold, earnings per share (EPS), earnings growth, return on average net assets (ROANA), return on average total assets, return on average current assets, return on equity, average net asset dollar level, average current asset turns, average net asset turns, average inventory asset turns, division profit adjustment, division controllable profit contribution, division average asset dollars, economic value added, controllable value added, product innovation, asset management, customer satisfaction scores, customer care and fill rate. Supplemental Division Performance Goals for division participants that may be established under subparagraph 4.a. may be based on any of the foregoing and/or on division specific operating performance goals including sustained earnings, product warranty experience, product recalls or inventory levels. SPM Performance Goals that may be established under subparagraph 4.a. may be based on quantitative or qualitative factors, and may include, but are not limited to, aggressive revenue growth, sustained earnings initiative, warranty experience, product recalls, field inventory, acquisition experience, customer satisfaction (determined by such measurements as product innovation, asset management, product quality, warranty, on-time delivery, after-market service, customer care or customer satisfaction scores or survey results), inventory reduction and inventory turnover or any of the other Performance Goals listed in this paragraph. Each Performance Goal is to be specifically defined by the Committee on a Company, division or individual basis and/or in comparison with peer group performance.

5.
Payments.  Before any payment is made under the Plan, the Committee must certify in writing, as reflected in the minutes, that the Performance Goals established with respect to an Annual Performance Award have been achieved. To the extent necessary with respect to any fiscal year, in order to avoid any undue windfall or hardship due to external causes, the Committee may make the determination as to whether a Performance Goal has been achieved without regard to the effect on the Performance Goal measure, as it may otherwise be presented in the financial statements, of any change in accounting standards, any acquisition by the Company not planned for at the time the Performance Goals are established or any Board-approved extraordinary or non-recurring event or item.

6.
Stock Retention Provisions.
a.
Eligibility for Stock Retention Award.  Subject to the terms and conditions of this paragraph 6 (the "Stock Retention Provisions"), at the time the Committee selects Plan Participants, the Committee may grant to selected Plan Participants ("Stock Participants") a right (a "Stock Retention Award") to elect (i) to convert to shares of Common Stock or (ii) to defer, through The Toro Company Deferred Compensation Plan for Officers (the "Officers Deferred Plan"), into units having a value based on shares of Common Stock, up to 50% of the amount of an award payment under an Annual Performance Award ("Base Cash Award") and to receive additional incentive compensation in the form of one additional share or unit of Common Stock for every two shares or units acquired upon conversion of the Base Cash Award, up to the 50% limit (the "Matching Shares" or "Matching Units"). The shares or units acquired upon conversion of the Base Cash Award shall be retained by the Company during the vesting periods for the Matching Shares or Units described in subparagraph 6.e. Shares of Common Stock issued under the Stock Retention Provisions shall be called "Retained Shares" and units of Common Stock deferred under the Officers Deferred Plan shall be called "Retained Units."

b.
Number of Shares or Units.  The number of Retained Shares or Retained Units to be issued or credited upon conversion shall be equal to the dollar amount of the portion of the Base Cash Award subject to the election, divided by the fair market value of the Common Stock on the date that the Committee makes the certification required under paragraph 5 of this Plan. Fair market value shall be the 4 p.m. Eastern Time closing price of one share of Common Stock, as reported by the New York Stock Exchange. Retained Shares shall be issued in whole shares only and cash shall be paid for fractional shares.

c.
Election to Exercise Stock Retention Award.
i.
On or before the December 31 immediately preceding the end of the fiscal year to which a Stock Retention Award relates, a Stock Participant who wishes to convert a portion of a Base Cash Award into deferred compensation Retained Units shall notify the Company in writing that he or she has elected to participate in the Stock Retention Provisions and shall specify the percentage of the Base Cash Award to be converted, up to the 50% limit, except as otherwise provided in the Officers Deferred Plan with respect to any year in which that plan is materially amended or the first year in which a Stock Participant becomes eligible to participate in the Stock Retention Provisions.

ii.
On or before the September 15 immediately prior to the last day of the fiscal year to which a Stock Retention Award relates, a Stock Participant who has not elected to convert the maximum permissible portion of the Base Cash Award into Retained Units and who wishes to convert the portion of the Base Cash Award not yet subject to an election under paragraph 6.c.i. into Retained Shares shall notify the Company in writing that he or she has elected to participate in the Stock Retention Provisions and shall specify the percentage of the Base Cash Award to be converted.

iii.
An election to participate is effective only for the fiscal year to which the Stock Retention Award relates.

iv.
A Stock Participant who terminates employment, dies, retires at or after age 65, elects early retirement at or after age 55 or becomes permanently disabled and unable to work during the fiscal year to which a Stock Retention Award relates shall not be eligible to participate in the Stock Retention Provisions for that fiscal year, and any Stock Retention Award for that year and any election made by the Stock Participant shall be canceled automatically as of the date of any such event.

d.
Matching Shares or Units.  As soon as practical following the conversion of a Base Cash Award to Retained Shares or Retained Units, the Company shall issue one Matching Share or credit one Matching Unit for each two Retained Shares or Retained Units acquired upon conversion. Matching Shares shall be held by the Company for the Stock Participant's account. Matching Shares shall be issued in whole shares only and cash shall be paid for fractional shares.

e.
Vesting, Delivery and Distribution.
i.
Vesting.

A.
Retained Shares and Retained Units are fully vested at the time of issuance or crediting.

B.
Matching Shares and Matching Units held or credited by the Company shall be forfeitable until they vest and shall vest in increments of 25% of the total number of such Matching Shares or Units at the end of each of the second, third, fourth and fifth years after the date such Matching Shares or Units are issued or credited, provided that such Matching Shares or Units shall vest only if the Stock Participant's Retained Shares or Units have been left on deposit with the Company through the requisite two, three, four and five year periods and all other requirements of the Plan have been met, except as may otherwise be provided in subparagraph 6.f.

ii.
Delivery.

A.
Retained Shares and Matching Shares will be delivered as soon as possible after the applicable vesting requirements (including accelerated vesting under subparagraph 6.f.) have been fulfilled. In the event vesting requirements are not fulfilled, Retained Shares will be returned to a Stock Participant as soon as possible.

B.
Retained Units and Matching Units that have vested will be distributed to a Stock Participant consistent with a Stock Participant's distribution election properly made in accordance with the provisions of the Officers Deferred Plan.

f.
Vesting and Cancellation Under Special Conditions.
i.
Retirement or Disability. Notwithstanding the foregoing, all Matching Shares or Units held in a Stock Participant's account shall vest in full if the participant retires on or after age 65 or becomes permanently disabled and unable to work. Notwithstanding the foregoing, if within one year after such retirement the Stock Participant (A) is employed or retained by or renders service to any organization that, directly or indirectly, competes with or becomes competitive with the Company, or if the rendering of such services is prejudicial or in conflict with the interests of the Company, or (B) violates any confidentiality agreement or agreement governing the ownership or assignment of intellectual property rights with the Company, or (C) engages in any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company, the Company may rescind or restrict such early vesting or withhold or have the right to the return of the economic value of the Matching Shares or Units which vested early under this subparagraph; provided, however, that this provision shall not be applicable in the event of a Change of Control.

ii.
Early Retirement. Matching Units held in the account of a Stock Participant who retires at or after age 55, but before age 65, shall vest or be forfeited in accordance with the provisions of the Officers Deferred Plan. A Stock Participant who retires at or after age 55, but before age 65, may elect at anytime to have Retained Shares then on deposit with the Company delivered and to forfeit Matching Shares that have not yet vested. If the Stock Participant does not make this election, Retained Shares and Matching Shares shall remain on deposit until the participant reaches age 65 or until the applicable vesting requirements of subparagraph 6.e. have been fulfilled, as the case may be, and Matching Shares shall vest upon the occurrence of the earlier of such event. Notwithstanding the foregoing, if within one year after such retirement the Stock Participant (A) is employed or retained by or renders service to any organization that, directly or indirectly, competes with or becomes competitive with the Company, or if the rendering of such services is prejudicial or in conflict with the interests of the Company, or (B) violates any confidentiality agreement or agreement governing the ownership or assignment of intellectual property rights with the Company, or (C) engages in any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company, the Company may rescind or restrict such vesting or withhold or have the right to the return of the economic value of the Matching Shares or Units which vested after the date of early retirement under this subparagraph; provided, however, that this provision shall not be applicable in the event of a Change of Control.

iii.
Early Withdrawal. In the event that a Stock Participant elects to withdraw Retained Shares or Units from the account prior to age 65, but before the applicable vesting requirements have been fulfilled, Matching Shares or Units held in such participant's account that have not vested shall not vest and shall be forfeited.

iv.
Death. In the event of the death of a Stock Participant before the applicable vesting requirements have been fulfilled, the Matching Shares or Units shall vest in full.

v.
Voluntary Resignation. In the event that a Stock Participant resigns voluntarily, Matching Shares or Units held in such participant's account that have not yet vested shall not vest and shall be forfeited, unless otherwise determined by the Chairman of the Committee, in his or her discretion, upon recommendation by the Chief Executive Officer of the Company.

vi.
Change of Control. All Matching Shares and Matching Units shall vest if there is a Change of Control of the Company.

      Change of Control means:

          (A) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 15% or more of either (A) the then-outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subparagraph (A), the following acquisitions shall not constitute a Change of Control: (a) any acquisition directly from the Company, (b) any acquisition by the Company, (c) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (d) any acquisition by any corporation pursuant to a transaction that complies with clauses (a), (b) and (c) of subparagraph (C) of this subparagraph 8.f.vi.; or

          (B) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          (C) Consummation of a reorganization, merger or consolidation of the Company or sale or other disposition of all or substantially all of the assets of the Company or the acquisition by the Company of assets or stock of another entity (a "Business Combination"), in each case, unless, following such Business Combination, (a) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (b) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 15% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (c) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (D) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

  g.
  Temporary Withdrawal for Option Exercise.  A Stock Participant may temporarily withdraw all or a portion of Retained Shares held in the participant's account, but not Matching Shares or Retained or Matching Units, in order to exercise Company stock options, provided that an equal number of shares of Common Stock is promptly redeposited with the Company after such exercise.

  h.
  Dividends and Voting.  Dividends on Retained and Matching Shares may at the election of the Stock Participant be paid to such participant or reinvested under the Company's dividend reinvestment plan as then in effect. Dividends on Retained and Matching Units shall be credited under the Officers Deferred Plan, in additional units based on the fair market value of one share of the Common Stock on the dividend payment date. A Stock Participant shall have the right to vote Retained and Matching Shares.

  i.
  Maximum Shares Subject to Stock Retention Awards.  Subject to the provisions of this subparagraph and paragraph 3.e. hereof, the number of shares of Common Stock reserved and available for issuance pursuant to Stock Retention Awards under the Plan is 100,000. Shares of Common Stock that may be issued hereunder may be authorized but unissued shares, reacquired or treasury shares or outstanding shares acquired in the market or from private sources or a combination thereof. In the event of a corporate transaction involving the Company, the Common Stock or the Company's corporate or capital structure, including but not limited to any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, reclassification, split-up, spin-off, combination or exchange of shares, or a sale of the Company or of all or part of its assets or any distribution to stockholders other than a normal cash dividend, the Committee shall make such proportional adjustments as are necessary to preserve the benefits or potential benefits of the Stock Retention Awards. Action by the Committee may include all or any of adjustment in (i) the maximum number and kind of securities subject to the Plan as set forth in this paragraph; (ii) the maximum number and kind of securities that may be made subject to Stock Retention Awards for any individual as set forth in paragraph 3.e.; (iii) the number and kind of securities subject to any outstanding Stock Retention Award; (iv) the conversion price of a Stock Retention Award, without any change in the aggregate price to be paid therefor; and (v) any other adjustments that the Committee determines to be equitable.

  j.
  Tax Withholding. The Company shall have the right to deduct from any settlement made under the Plan or to require the participant to pay the amount of any federal, state or local taxes of any kind required by law to be withheld with respect to the grant, vesting, payment or settlement of an award under this Plan, or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. If Common Stock is withheld or surrendered to satisfy tax withholding, such stock shall be valued at its fair market value as of the date it is withheld or surrendered. The Company may also deduct from any award settlement any other amounts due the Company by the Plan Participant.

7.
Non-transferability.  Neither Annual Performance Awards, Stock Retention Awards, Retained Shares, Matching Shares, Retained Units, Matching Units nor any interest in any one of such awards or shares or units or benefits may be anticipated, alienated, encumbered, sold, pledged, assigned, transferred or subjected to any charge or legal process, other than by will or the laws of descent and distribution, so long as the Retained and Matching Shares are held by the Company or the Retained and Matching Units have not been distributed in accordance with the Officers Deferred Plan, and any sale, pledge, assignment or other attempted transfer shall be null and void.

8.
Administration.  The Committee shall have the authority to administer the Plan; establish policies under the Plan; amend the Plan, subject to the provisions of paragraph 10; interpret provisions of the Plan; select Plan Participants and Stock Participants; establish Performance Goals; make Annual Performance Awards and Stock Retention Awards; or terminate the Plan, in its sole discretion. The Committee may delegate certain of these activities and all decisions not required to be exercised by it under Section 162(m) or Section 16 of the Exchange Act, as it solely determines. All decisions of the Committee shall be final and binding upon all parties including the Company, its stockholders, Plan Participants and Stock Participants.

9.
Governing Law.  The Plan, awards granted under the Plan, agreements entered into under the Plan, Retained or Matching Shares and Retained or Matching Units shall be construed, administered and governed in all respects under and by the applicable laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan or an award or agreement or shares or units to the substantive law of another jurisdiction.

10.
Plan Amendment and Termination.  The Committee may, in its sole discretion, amend, suspend or terminate the Plan at any time, with or without advance notice to Plan Participants, provided that no amendment to the Plan shall be effective that would increase the maximum amount payable under paragraph 3.e. to a Plan Participant who is a person referred to in Section 162(m); that would change the Performance Goal criteria applicable to a Plan Participant who is a person referred to in Section 162(m) for payment of awards stated under paragraph 4; or that would modify the requirements as to eligibility for participation under paragraph 2, unless the stockholders of the Company shall have approved such change in accordance with the requirements of Section 162(m). No amendment, modification or termination of the Plan may adversely affect in a material manner any right of any Plan Participant with respect to any Performance Share Award theretofore granted without such participant's written consent.

11.
Effective Date of the Plan and Amendments.  The Plan first became effective on November 1, 1995. Any amendment to the Plan shall be effective on the date established by the Committee, subject to stockholder approval, if required under the provisions of paragraph 10.

The Toro Company
Performance Share Plan

1.
Purpose.  The purpose of The Toro Company Performance Share Plan (the "Plan") is to enhance long-term stockholder value of The Toro Company (the "Company"), by reinforcing the incentives of key executives to achieve long-term performance goals of the Company; to link a significant portion of a participant's compensation to the achievement by the Company of performance goals and to the value of the Company's Common Stock, par value $1.00 per share, and related Preferred Share Purchase Rights ("Common Stock"); and to attract and motivate executives and to encourage their continued employment on a competitive basis. The purposes of the Plan are to be achieved by the grant of Performance Share Awards.

2.
Eligibility and Participation.  Key employees of the Company who, through their position or performance, can have a significant, positive impact on the Company's financial results, shall be eligible to participate in the Plan. The Compensation Committee (the "Committee") shall select recipients of Performance Shares ("Plan Participants"). Newly-hired and newly-promoted executives may be selected as Plan Participants subject to the provisions of subparagraph 3.c.(ii), if applicable.

3.
Performance Share Awards.
a.
Performance Share Defined.  A Performance Share is a right to receive shares of Common Stock or Common Stock units, contingent on the achievement of performance goals of the Company during a three year period, except that a shorter period may be established for new participants and for awards granted at the time the Plan is adopted (the "Award Term"). A Performance Share Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

b.
Vesting.  Performance Shares shall be subject to forfeiture until they vest and shall vest only after the conclusion of the Award Term, and only if the Committee makes the certification required by subparagraph 3.c.(iv), except as may otherwise be provided in subparagraph 3.c.(iv).

c.
Section 162(m) Conditions.  Performance Share Awards may be designated as "performance-based compensation" as that term is used in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

(i)
Performance Goals.  The Performance Goal criteria ("Performance Goals") that may be used by the Committee for Performance Shares shall include one or more of the following, as selected by the Committee: cumulative earnings, cumulative earnings per share, profit after tax, net income, return on invested capital, invested capital dollars, earnings per share, average net assets, after-tax interest expense, return on average net assets, average net asset turns, cumulative average net asset turns, return on equity, return on beginning equity, revenue growth, earnings growth, economic value added, fill rate, customer care and customer satisfaction scores.

(ii)
Establishment of Performance Goals.  Performance Share Awards designated "performance-based compensation" shall be granted, and Performance Goals shall be established, by the Committee in writing not later than 90 days after the commencement of the period of service to which the Performance Goal relates, or such other period required under Section 162(m) of the Code, provided that the outcome is substantially uncertain at the time the Committee establishes the Performance Goal; and provided further that in no event will a Performance Goal be considered to be pre-established if it is established after 25% of the period of service (as scheduled in good faith at the time the Performance Goal is established) has elapsed.

(iii)
Section 162(m) Maximum Award Payment.  With respect to a Performance Share Award that is designated "performance-based compensation" for purposes of Section 162(m), the maximum number of shares that may be issued under the award shall be set at the time the Committee grants the award and establishes Performance Goals under the award. Notwithstanding any other provision of this Plan, the maximum number of Performance Shares that may be granted to a Plan Participant with respect to any Award Term is 100,000, subject to adjustment as provided in paragraph 4.

(iv)
Certification of Payment.  Before any payment or delivery of shares of Common Stock is made under the Plan to any Participant who is a person referred to in Section 162(m), the Committee must certify in writing, as reflected in the minutes, that the Performance Goals established with respect to a Performance Share Award have been achieved. To the extent necessary with respect to any fiscal year, in order to avoid any undue windfall or hardship due to external causes, the Committee may make the determination as to whether a Performance Goal has been achieved without regard to the effect on the Performance Goal measure, as it may otherwise be presented in the financial statements, of any change in accounting standards, any acquisition by the Company not planned for at the time the Performance Goals are established or any Board-approved extraordinary or non-recurring event or item. With respect to any Plan Participant who is a person referred to in Section 162(m), the Committee shall have the discretion to decrease an award payment under a Performance Share Award, but may not under any circumstances increase such amount.

d.
Delivery.  Certificates for shares of Common Stock in the number of Performance Shares that vest under an award will be delivered as soon as possible after the applicable vesting requirements (including accelerated vesting under subparagraph 3.e.) have been fulfilled, except that if a Plan Participant has properly elected to defer income that may be attributable to an award under a Company deferred compensation plan, Common Stock units will be credited to the Plan Participant's account thereunder. In the event vesting requirements are not fulfilled, Performance Shares shall be canceled and have no value.

e.
Vesting and Cancellation Under Special Circumstances.
(i)
Retirement, Death or Disability.  If a Plan Participant retires on or after age 65 or dies or becomes permanently disabled and unable to work, shares of Common Stock shall be delivered with respect to the participant's Performance Share Award only if otherwise earned and only with respect to the portion of the applicable Award Term completed at the date of such event (based on a 360 day year and expressed as a percentage). Such shares shall be delivered only after the conclusion of the Award Term in accordance with the provisions of subparagraphs 3.b., 3.c. and 3.d. of the Plan.

(ii)
Voluntary Resignation and Early Retirement.  In the event that a Participant resigns voluntarily or retires before age 65, Performance Shares in such participant's name that have not yet vested shall not vest and shall be canceled.

(iii)
Change of Control.  Notwithstanding the provisions of subparagraphs 3.b. and 3.c., all Performance Shares that have not yet vested shall vest and become immediately payable if there is a change of control of the Company.

      Change of Control means:

          (A) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 15% or more of either (a) the then-outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (b) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subparagraph (A), the following acquisitions shall not constitute a Change of Control: (a) any acquisition directly from the Company, (b) any acquisition by the Company, (c) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (d) any acquisition by any corporation pursuant to a transaction that complies with clauses (a), (b) and (c) of subparagraph (C) of this subparagraph 3.e.(iii); or

          (B) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          (C) Consummation of a reorganization, merger or consolidation of the Company or sale or other disposition of all or substantially all of the assets of the Company or the acquisition by the Company of assets or stock of another entity (a "Business Combination"), in each case, unless, following such Business Combination, (a) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (b) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 15% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (c) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (D) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

  f.
  Dividends and Voting.  A Plan Participant shall have no rights as a stockholder with respect to Performance Shares unless and until Common Stock or Common Stock units are issued in settlement of the award.

  g.
  Non-transferability.  Neither Performance Shares nor Performance Share Awards nor any interest in any one of such awards or shares may be anticipated, alienated, encumbered, sold, pledged, assigned, transferred or subjected to any charge or legal process, other than by will or the laws of descent and distribution, so long as the Performance Shares have not vested and shares of Common Stock have not been distributed in accordance with the Plan, and any sale, pledge, assignment or other attempted transfer shall be null and void. A Plan Participant may receive payment under a Performance Share Award only while an employee of the Company and only if continuously employed from the date the award was granted, except as may otherwise be provided in subparagraph 3.e.

4.
Maximum Shares Subject to Performance Share Awards.  Subject to the provisions of subparagraph 4.a., the number of shares of Common Stock reserved and available for issuance pursuant to Performance Share Awards under the Plan is 500,000. Shares of Common Stock that may be issued hereunder may be authorized but unissued shares, reacquired or treasury shares or outstanding shares acquired in the market or from private sources or a combination thereof.

a.
Adjustments.  In the event of a corporate transaction involving the Company, the Common Stock or the Company's corporate or capital structure, including but not limited to any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, reclassification, split-up, spin-off, combination or exchange of shares, or a sale of the Company or of all or part of its assets or any distribution to stockholders other than a normal cash dividend, the Committee shall make such proportional adjustments as are necessary to preserve the benefits or potential benefits of the Performance Share Awards. Action by the Committee may include all or any of adjustment in (i) the maximum number and kind of securities subject to the Plan as set forth in this paragraph; (ii) the maximum number and kind of securities that may be made subject to Performance Share Awards for any individual as set forth in paragraph 3.c. (iii); (iii) the number and kind of securities subject to any outstanding Award; and (iv) any other adjustments that the Committee determines to be equitable.

5.
Administration.  The Plan shall be administered by the Committee. The Committee shall have the authority to administer the Plan; establish policies under the Plan; amend the Plan, subject to the provisions of paragraph 8; interpret provisions of the Plan; select Plan Participants; establish Performance Goals; make Performance Share Awards; or terminate the Plan, in its sole discretion. The Committee may delegate administrative duties and all decisions not required to be exercised by it under Section 162(m) or Section 16 of the Exchange Act, as it solely determines, including to Company officers. All decisions of the Committee shall be final and binding upon all parties including the Company, its stockholders and Plan Participants.

6.
Tax Withholding.  The Company shall have the right to deduct from any settlement made under the Plan or to require the Participant to pay the amount of any federal, state or local taxes of any kind required by law to be withheld with respect to the grant, vesting, payment or settlement of an award under this Plan, or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. If Common Stock is withheld or surrendered to satisfy tax withholding, such stock shall be valued at its fair market value as of the date it is withheld or surrendered. The Company may also deduct from any award settlement any other amounts due the Company by the Plan Participant.

7.
Governing Law.  The Plan, awards granted under the Plan, agreements entered into under the Plan and Performance Shares shall be construed, administered and governed in all respects under and by the applicable laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan or an award or agreement or Performance Shares to the substantive law of another jurisdiction.

8.
Plan Amendment and Termination.  The Committee may, in its sole discretion, amend, suspend or terminate the Plan at any time, with or without advance notice to Plan Participants, provided that no amendment to the Plan shall be effective that would increase the maximum number of Performance Shares that may be granted under subparagraph 3.c.(iii) to a Participant who is a person referred to in Section 162(m); that would change the Performance Goal criteria applicable to a Participant who is a person referred to in Section 162(m) for payment of awards as set forth in subparagraph 3.c.(i); or that would modify the requirements as to eligibility for participation under paragraph 2, unless the stockholders of the Company shall have approved such change in accordance with the requirements of Section 162(m). No amendment, modification or termination of the Plan may adversely affect in a material manner any right of any Plan Participant with respect to any Performance Share Award theretofore granted without such participant's written consent.

9.
Effective Date of the Plan and Amendments.  The Plan first became effective on November 18, 1998. Any amendment to the Plan shall be effective on the date established by the Committee, subject to stockholder approval, if required under the provisions of paragraph 8.

THE TORO COMPANY
DIRECTORS STOCK PLAN

1.
Purpose of the Plan.  The purpose of The Toro Company Directors Stock Plan ("Plan") is to enable The Toro Company (the "Company") to attract and retain experienced and knowledgeable directors to serve on the Board of Directors of the Company or its subsidiaries, and to further align their interests with those of the stockholders of the Company by providing for or increasing their stock ownership interests in the Company. It is intended that the Plan be interpreted so that transactions under the Plan are exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the extent applicable.

2.
Eligibility.  All members of the Company's Board of Directors who are not current employees of the Company or any of its subsidiaries ("Nonemployee Directors") are eligible to participate in the Plan.

3.
Plan Awards.
a.
Directors Shares.  To carry out the purposes of the Plan, the Company shall issue shares ("Directors Shares") of the Company's Common Stock, $1.00 par value and related preferred share purchase rights (subject to adjustment as provided in Section 4 hereof) (the "Common Stock"), to each person who is then a Nonemployee Director, on the first day of each fiscal year in an amount equal to $10,000 divided by the fair market value of one share of Common Stock. The fair market value of one share of Common Stock shall be the average of the 4 p.m. Eastern Time closing prices of the Common Stock as reported by the New York Stock Exchange for each of the trading days in the three calendar months immediately prior to the date of issue of the Directors Shares.

b.
Directors Options.
i.
Annual Grant.  Subject to the terms and conditions of this Section 3.b., the Company shall grant a nonqualified option ("Directors Options") to purchase 1,000 shares of the Common Stock, to each person who is then a Nonemployee Director, on the first day of each fiscal year at an exercise price per share equal to the fair market value of one share of Common Stock on the date of grant. The fair market value of one share of Common Stock shall be the 4 p.m. Eastern Time closing price of the Common Stock as reported by the New York Stock Exchange for the first business day of the Company's fiscal year with respect to which the grant is made.

ii.
Option Terms.
(a)
Directors Options shall be exercisable in whole or in part commencing six months following the date of grant and shall remain exercisable for a term of five years after the date of grant.

(b)
No Directors Option shall be assigned or transferred, except by will or the laws of descent and distribution. An option so transferred may be exercised after the death of the individual to whom it is granted only by such individual's legal representatives, heirs or legatees, not later than the earlier of the date the option expires or one year after the date of death of such individual, and only with respect to an option exercisable at the time of death.

(c)
During the lifetime of a Nonemployee Director, options held by such individual may be exercised only by the Nonemployee Director and only while serving as a member of the Board of Directors of the Company and only if the Nonemployee Director has been continuously so serving since the date such options were granted; provided, however, that in the event of disability of a Nonemployee Director, options may be exercised by such individual not later than the earlier of the date the option expires or one year after the date such service as a member of the Board of Directors ceases by reason of disability, but only with respect to an option exercisable at the time such service ceases.

(d)
Payment of the exercise price may be made in cash, in shares of Common Stock valued at fair market value on the date of exercise or in a combination of cash and Common Stock.

c.
Share Proration.  If, on any date on which Directors Shares are to be issued pursuant to Section 3.a. or Directors Options are to be granted pursuant to Section 3.b., the number of shares of Common Stock is insufficient for the issuance of the entire number of shares to be issued or the grant of the entire number of options as calculated in accordance with Section 3.a. or Section 3.b., then the number of shares to be issued to each Nonemployee Director entitled to receive Directors Shares or Directors Options on such date shall be such Nonemployee Director's proportionate share of such available number of shares or options (rounded down to the greatest number of whole shares), provided that if a sufficient number of shares of Common Stock is available to issue all of the Directors Shares, then the entire number of Directors Shares shall be issued first and the number of shares to be subjected to options shall be prorated in accordance with this section.

d.
Supplemental Benefit.  Directors Shares and Directors Options are a supplemental benefit and are not a component of the annual retainer and meeting fees paid to Nonemployee Directors. The value of Directors Shares and Directors Options shall not be included in the calculation by the Company of the amount of compensation upon which a Nonemployee Director's retirement benefit is calculated for purposes of the Company's Director Retirement Plan or any similar plan.

4.
Shares in Lieu of Fees.  A Nonemployee Director shall have the right to elect to receive shares of Common Stock in lieu of annual retainer and meeting fees otherwise payable in cash. The election to receive Common Stock shall be made prior to the first day of the calendar year in which the fees are to be earned. Fees that are earned shall be reserved through the year and shares shall be issued in December of that year. The number of shares to be issued shall be determined by dividing the amount of the cash that otherwise would have been paid by the market value of one share of Common Stock on the date that the shares are issued.

5.
Stock Subject to Plan.  Subject to adjustment as provided in this paragraph and subject to increase by amendment of the Plan, the total number of shares of Common Stock that is reserved and available for issuance in connection with the Plan shall be 65,000 shares. If any Directors Option granted hereunder expires unexercised or terminates, the shares of Common Stock reserved for issuance pursuant to such option shall, to the extent of any such termination or to the extent the shares covered by an option are not issued or used, again be available for option grants under the Plan. Any shares issued by the Company in connection with the assumption or substitution of outstanding option grants from any acquired corporation shall not reduce the shares available for stock awards or option grants under the Plan. In the event of a corporate transaction involving the Company, the Common Stock or the Company's corporate or capital structure, including but not limited to any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, reclassification, split-up, spin-off, combination or exchange of shares, or a sale of the Company or of all or part of its assets or any distribution to stockholders other than a normal cash dividend, the Committee shall make such proportional adjustments as are necessary to preserve the benefits or potential benefits of the Directors Shares and Directors Options. Action by the Committee may include all or any of adjustment in (a) the maximum number and kind of securities subject to the Plan as set forth in this paragraph; (b) the maximum number and kind of securities that may be made subject to Directors Options and the determination of the number or kind of Directors Shares; (c) the number and kind of securities subject to any outstanding Directors Option; and (d) any other adjustments that the Committee determines to be equitable.

6.
Change of Control.  In the event of a Change of Control of the Company as hereinafter defined, all options shall fully vest, unless otherwise limited by the Committee at the time of the option grant, and be exercisable in their entirety immediately, and notwithstanding any other provisions of the Plan, shall continue to be exercisable for three years following the Change of Control, but not later than ten years after the date of grant.

  Change of Control means:

  a.
  The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 15% or more of either (i) the then-outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection a., the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any acquisition by any corporation pursuant to a transaction that complies with clauses (i), (ii) and (iii) of subsection c. of this Section 6; or

  b.
  Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

  c.
  Consummation of a reorganization, merger or consolidation of the Company or sale or other disposition of all or substantially all of the assets of the Company or the acquisition by the Company of assets or stock of another entity (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 15% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

  d.
  Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

7.
Administration of the Plan.  The Plan shall be administered by a committee composed of those members of the Board of Directors of the Company who are also employees of the Company (the "Committee"). The Committee shall have the authority to carry out all provisions of the Plan; provided, however, that it shall have no discretion to determine which Nonemployee Directors may receive Directors Shares or Directors Options or to set the value of such Directors Shares or Directors Options, other than to make the calculations required by Section 3.a. and Section 3.b.

8.
Term of Plan.  The Plan became effective on August 20, 1992 and shall be perpetual, unless sooner terminated by action of the Board of Directors.

9.
Amendment.  The effective date of any amendment to the Plan shall be the date of its adoption by the Board of Directors. No amendment of the Plan shall adversely affect in a material manner any right of any option holder with respect to any option theretofore granted without such option holder's written consent.

10.
Governing Law.  The Plan, options and awards granted under the Plan and agreements entered into under the Plan shall be construed, administered and governed in all respects under and by the applicable laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan or an option or an award or agreement to the substantive law of another jurisdiction.

THE TORO COMPANY
2000 STOCK OPTION PLAN

1.
Purpose.  The purpose of The Toro Company 2000 Stock Option Plan (the "Plan") is to enhance stockholder value of The Toro Company (the "Company") by providing an incentive to key employees and other key individuals who perform services for the Company, to contribute significantly to the long-term performance and growth of the Company; to link a significant portion of a participant's compensation to the value of the Company's Common Stock, par value $1.00 per share, and related Preferred Share Purchase Rights ("Common Stock"); and to attract and retain experienced and knowledgeable employees on a competitive basis. These purposes are expected to be achieved by granting options to acquire the Common Stock ("options").

2.
Eligibility.  Any employee of the Company who is regularly employed in an executive, managerial, professional or technical position and any other individual who performs services for the Company and who contributes significantly to the strategic and long-term performance objectives of the Company is eligible to participate in the Plan. Options may be granted to directors of the Company who are also employees of the Company. More than one option may be granted to the same individual.

a.
Limitations.  No option may be granted to an individual who owns, directly or indirectly, Common Stock or other capital stock of the Company possessing more than 5% of the total combined voting power or value of any class of capital stock of the Company or a subsidiary immediately after such option is granted, and the maximum number of shares that may be covered by options granted to any individual during any calendar year shall be 100,000 shares. Except for the foregoing limitations, there is no minimum or maximum number of shares of Common Stock with respect to which options may be granted to any individual under the Plan. Individuals to whom options are granted are at times referred to as "option holders".

3.
Stock Options.

a.
ISOs and Nonqualified Options.  Options granted under the Plan may be either nonqualified stock options ("nonqualified options") or incentive stock options ("Incentive Stock Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

i.
Incentive Stock Options.  Incentive Stock Options shall meet the applicable requirements of, and contain or be deemed to contain all provisions required by, the Code or corresponding provisions of subsequent revenue laws and regulations in effect at the time such options are granted. Any ambiguities in construction shall be interpreted in order to effectuate such intent. To the extent that the aggregate fair market value of Common Stock (determined at the time of grant of the Incentive Stock Option) with respect to which Incentive Stock Options are exercisable for the first time by an option holder during any calendar year (under all such plans of the Company and its parent and subsidiary corporations) exceeds $100,000 or such other limit as may be imposed by the Code, such options to the extent they exceed such limit shall be treated as options which are not Incentive Stock Options. In applying the foregoing limitation, options shall be taken into account in the order in which they were granted.

b.
Agreements.  Options shall be evidenced by stock option agreements in such form and not inconsistent with the Plan as the Compensation Committee (the "Committee") of the Board of Directors shall approve from time to time.

c.
Number of Shares, Date of Grant and Term.  An option agreement shall specify the number of shares of Common Stock to which it pertains; the date of grant, which shall be the date on which the Committee grants an option or any later date which the Committee specifically designates, and the term of the option, which shall not exceed ten years.

d.
Exercise Price.  The exercise price of an option shall be not less than 100% of fair market value of the Common Stock on the date of grant. Fair market value is the 4 p.m. Eastern Time closing price for the Common Stock as reported by the New York Stock Exchange.

e.
Vesting, Transferability and Exercisability.

(i)
Vesting.  The Committee shall have the authority to determine whether an option agreement shall specify periods after the date of grant of an option during which the option or any portion thereof may not yet be exercisable.

(ii)
No Transfer.  Options shall not be transferable by the option holder except by will or applicable laws of descent and distribution.

(iii)
Exercise.  During the lifetime of an option holder, options may be exercised only by the option holder and only while an employee of the Company or a parent or subsidiary of the Company or otherwise performing services for the Company or a parent or subsidiary and only if the option holder has been continuously so employed or engaged since the date such options were granted, except as the Committee may otherwise determine and provide for in an option agreement at the time of grant or, if the Committee does not so provide, as follows:

          (a) Disability.  In the event of disability of an option holder, options may be exercised by such individual or his or her guardian or legal representative, not later than the earlier of the date the option expires or one year after the date such employment or performance of services ceases by reason of disability, but only with respect to an option exercisable at the time such employment or performance of services ceases.

          (b) Death.  An option may be exercised after the death of an option holder only by such individual's legal representatives, heirs or legatees, not later than the earlier of the date the option expires or one year after the date of death of such individual, and only with respect to an option exercisable at the time of death.

          (c) Retirement.  A nonqualified option may be exercised by an option holder after such individual ceases to be an employee by reason of retirement for up to four years after the date of retirement but not later than the date the option expires. "Retirement" shall have the meaning established by the Committee from time to time or, if no such meaning is established, shall mean termination of employment with the Company at an age and with a number of years of service to the Company which, when added together, equal at least 65.

          (d) Other Termination of Employment.  An option may be exercised by an option holder after such individual ceases to be an employee (for reasons other than disability, death or retirement) for up to three months after the date of termination of employment but not later than the date the option expires.

    (iv)
    Non-compete.  Notwithstanding any other provision of paragraph 3.e., if within one year after the termination of employment with or performance of services for the Company, an option holder is (a) employed or retained by or renders service to any organization that, directly or indirectly, competes with or becomes competitive with the Company, or if the rendering of such services is prejudicial or in conflict with the interests of the Company, or (b) violates any confidentiality agreement or agreement governing the ownership or assignment of intellectual property rights with the Company, or (c) engages in any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company, the Company may cancel or rescind or restrict all options held by such individual and shall have the right to the return of the economic value of any option which was realized or obtained (measured at the date of exercise) by such individual at any time during the period beginning on the date which is twelve months prior to the date of termination to the date of the last exercise, provided however, that this provision shall not be applicable in the event of a Change of Control.

    (v)
    Interruption in Service.  Absence on leave from the Company, or other interruption in the performance of services, by an option holder shall, if approved by the Committee, not be deemed a cessation or interruption of employment or services for the purposes of the Plan.

  f.
  Methods of Exercise and Payment of Exercise Price. Subject to the terms and conditions of the Plan and the terms and conditions of the option agreement, an option may be exercised in whole at any time or in part from time to time, by delivery to the Company at its principal office of a written notice of exercise specifying the number of shares with respect to which the option is being exercised, accompanied by payment in full of the exercise price for shares to be purchased at that time. Payment may be made (i) in cash, (ii) by tendering (either actually or by attestation) shares of Common Stock already owned for at least six months (or shorter period necessary to avoid a charge to the Company's earnings for financial statement purposes) valued at the fair market value of the Common Stock on the date of exercise or (iii) in a combination of cash and Common Stock; or the Committee may also, in its sole discretion exercised either at the time the option is granted or at any time before an option is exercised, (iv) permit option holders to deliver a notice of exercise of options, together with irrevocable instructions, approved in advance by proper officers of the Company, (A) to a brokerage firm designated by the Company, to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the exercise price and any related tax withholding obligations and (B) to the Company, to deliver certificates for such purchased shares directly to such brokerage firm, all in accordance with regulations of the Federal Reserve Board; or (v) authorize such other methods as it deems appropriate and as comply with requirements of the Code, the Securities Exchange Act of 1934 (the "Exchange Act") and other applicable laws and regulations.

    No shares of Common Stock shall be issued until full payment has been made.

  g.
  Accelerated Ownership Feature.  An option may, in the discretion of the Committee, include the right to acquire an accelerated ownership nonqualified stock option ("AO Option"). An option which provides for the grant of an AO Option shall entitle the option holder, upon exercise of that option and payment of the appropriate exercise price in shares of Common Stock that have been owned by such option holder for not less than six months prior to the date of exercise, to receive an AO Option. An AO Option is an option to purchase, at fair market value at the date of grant of the AO Option, a number of shares of Common Stock equal to the sum of the number of whole shares delivered by the option holder in payment of the exercise price of the original option and the number of whole shares, if any, withheld by the Company as payment for withholding taxes. An AO Option shall expire on the same date that the original option would have expired had it not been exercised. All AO Options shall be nonqualified options.

  h.
  Rights as a Stockholder.  An option holder shall have no rights as a stockholder with respect to any Common Stock covered by an option until the option is exercised and shares of Common Stock are issued. Except as otherwise expressly provided in the Plan, no adjustments shall be made for dividends or other rights for which the record date is prior to issuance of the Common Stock.

4.
Common Stock Subject to the Plan.  Subject to adjustment to reflect corporate transactions provided for in paragraph 4.a. and subject to increase by amendment of the Plan, the total number of shares of Common Stock that is reserved and available for issuance pursuant to options granted under the Plan shall be 1,000,000. If any option granted under the Plan terminates, expires unexercised, is exchanged for other options without the issuance of shares of Common Stock or is exercised by the delivery or constructive delivery of shares of Common Stock already owned by the option holder, the shares of Common Stock reserved for issuance pursuant to such option shall, to the extent of any such termination or to the extent shares covered by an option are not issued or used, again be available for option grants under the Plan. Any shares issued by the Company in connection with the assumption or substitution of outstanding grants from any acquired corporation shall not reduce the shares available for option grants under the Plan. Shares of Common Stock that may be issued under the Plan may be authorized but unissued shares, reacquired or treasury shares, or outstanding shares acquired in the market or from private sources, or a combination thereof.

a.
Adjustments for Corporate Transactions.  In the event of a corporate transaction involving the Company (including, without limitation, any merger, consolidation, recapitalization, reorganization, split off, spin off, reclassification, combination, stock dividend, stock split, reverse stock split, repurchase, exchange, extraordinary cash dividend, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or change in the corporate structure of the Company affecting the Common Stock, or a sale by the Company of all or part of its assets or any distribution to stockholders other than a normal cash dividend), the Committee shall make such proportional adjustments as are necessary to preserve the benefits or potential benefits of the options. Action by the Committee may include appropriate adjustments in all or any of (i) the number of shares of the Common Stock or other new or different securities that may be available for option grants under the Plan; (ii) the number of shares of Common Stock or other new or different securities subject to outstanding options; (iii) the option price per share of outstanding options and, if deemed appropriate, cash payments; (iv) the maximum number and kind of securities that may be made subject to options for any individual as set forth in paragraph 2.a.; or (v) any other adjustment the Committee determines to be equitable. The Committee may also, in its sole discretion, make provisions in any option agreement for the protection of outstanding options in the event of such a corporate transaction.

5.
Administration of the Plan.  The Plan shall be administered by the Committee, provided that members of the Committee shall be "non-employee directors" as contemplated by Rule 16b-3 under the Exchange Act or any successor rule and shall qualify to administer the Plan as "outside directors" as contemplated by Section 162(m) of the Code and the regulations thereunder ("Section 162(m)"). The Committee may delegate administrative duties and all decisions not required to be exercised by it under Section 162(m) of the Code, Section 16 of the Exchange Act or the rules of the New York Stock Exchange to an officer of the Company. The decision of the Committee on any matter affecting the Plan and obligations arising under the Plan or any option granted thereunder shall be deemed final and binding upon all persons, including the company, its stockholders and option holders. No member of the Board or of the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any option granted under the Plan.

  Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to grant options; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the exercise price of each option to purchase Common Stock, the individuals to whom and the time or times at which options shall be granted, the number of shares to be subject to each option, when an option may be exercisable and the other terms and provisions (and amendments thereto) of the respective option agreements (which need not be identical); to determine whether a particular option is to be an Incentive Stock Option; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

6.
Foreign Nationals and Residents of California.

a.
Foreign Nationals.  Without amending the Plan, options may be granted to individuals who are foreign nationals or are employed or otherwise performing services for the Company or any subsidiary outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purposes of the Plan.

b.
California Residents.  Without amending the Plan, and notwithstanding any provision of the Plan to the contrary, options granted to individuals who are residents of the State of California may contain such terms and conditions as may be required by applicable California statutes governing stock options.

7.
Change of Control.  In the event of a Change of Control of the Company as hereinafter defined, whether or not approved by the Board, all options shall fully vest, unless otherwise limited by the Committee at the time of the option grant, and be exercisable in their entirety immediately, and notwithstanding any other provisions of the Plan, shall continue to be exercisable for three years following the Change of Control, but not later than ten years after the date of grant.

a.
Definition.  For the purpose of this paragraph 7, a "Change of Control" shall mean:

(i)
The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 15% or more of either (A) the then-outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a transaction that complies with clauses (A), (B) and (C) of subsection (iii) of this paragraph 7; or

(ii)
Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)
Consummation of a reorganization, merger or consolidation of the Company or sale or other disposition of all or substantially all of the assets of the Company or the acquisition by the Company of assets or stock of another entity (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 15% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv)
Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

8.
Tax Withholding.  The Company shall have the right to deduct from any settlement made under the Plan, including the exercise of an option or the sale of shares of Common Stock, any federal, state or local taxes of any kind required by law to be withheld with respect to such payments or to require the option holder to pay the amount of any such taxes or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. If Common Stock is withheld or surrendered to satisfy tax withholding, such stock shall be valued at its fair market value as of the date such Common Stock is withheld or surrendered. The Company may also deduct from any such settlement any other amounts due the Company by the option holder.

9.
Governing Law.  The Plan, options granted under the Plan and agreements entered into under the Plan shall be construed, administered and governed in all respects under and by the applicable laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan or an agreement to the substantive law of another jurisdiction.

10.
Plan Amendment and Termination.  The Board may amend, suspend or terminate the Plan at any time, with or without advance notice to option holders, including an amendment to increase the number of shares of Common Stock with respect to which options may be granted; provided however that no amendment that would increase the maximum number of shares that may be subjected to options or that may be granted to any person referred to in Section 162(m) of the Code or that would modify requirements as to eligibility for participation in the Plan shall be effective unless the stockholders of the Company shall have approved the amendment in accordance with applicable provisions of the Code. No amendment, modification or termination of the Plan may adversely affect in a material manner any right of any option holder with respect to any option theretofore granted without such option holder's written consent.

11.
Effective Date and Duration of the Plan.  The effective date of the Plan shall be March 29, 2000 subject to approval by stockholders. Any amendment to the Plan shall be effective on the date established by the Committee, subject to stockholder approval, if required. The Plan shall remain in effect until all shares reserved for issuance pursuant to the Plan have been purchased pursuant to options granted under the Plan, provided that options under the Plan must be granted not later than ten years after the effective date of the Plan or any future amendment approved by stockholders.
[LOGO]
THE TORO COMPANY
ANNUAL MEETING OF STOCKHOLDERS
Wednesday, March 29, 2000 3:00 p.m. C.S.T.
The Toro Company 8111 Lyndale Avenue South Bloomington, MN 55420

THE TORO COMPANY 8111 LYNDALE AVENUE SOUTH, BLOOMINGTON, MINNESOTA 55420-1196	Proxy

This Proxy is Solicited on Behalf of the Board of Directors for use at the Annual Meeting on March 29, 2000.

The shares of stock held in your account or in a dividend reinvestment account will be voted as you specify below or by telephone or Internet. Shares held in employee benefit plans for which a proxy is not received will be voted by the trustee in the same proportion as votes actually cast by plan participants.

If no choice is specified, the proxy will be voted FOR Items 1, 2, 3, 4, 5 and 6.

By signing, dating and mailing this proxy card, you revoke all prior proxies, including any proxy previously given by telephone or Internet, and appoint K. B. Melrose and J. L. McIntyre, or either of them, with full power of substitution to vote your shares on the matters shown on the reverse side and any other matters which may properly come before the Annual meeting and all adjournments.

See reverse for voting instructions.

There are three ways to vote your Proxy	Company # Control #

Your telephone or Internet vote authorizes K.B. Melrose and J.L. McIntyre or either of them, the Named Proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card.

VOTE BY TELEPHONE — TOLL FREE — 1-800-240-6326 — QUICK *** EASY *** IMMEDIATE

  •
  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week.

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  You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.

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  Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/ttc/ — QUICK *** EASY *** IMMEDIATE

  •
  Use the Internet to vote your proxy 24 hours a day, 7 days a week.

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  You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number, which are located above, to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to The Toro Company, c/o Shareowner Services,SM P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by telephone or Internet, please do not mail your proxy card

The Board of Directors Recommends a Vote FOR Items 1, 2, 3, 4, 5 and 6.

1.	Election of Directors:	01 J. K. Cooper 03 G. W. Steinhafel	02 K. B. Melrose 04 E. H. Wingate	/ /	Vote FOR all nominees	/ /	Vote WITHHELD from all nominees
(Instructions: To withhold authority to vote for one or more nominees write the number(s) of the nominee(s) in the box provided to the right.)

Please fold here

2.	Approve amendment of the Annual Management Incentive Plan II.	/ /	For	/ /	Against	/ /	Abstain
3.	Approve amendment of the Performance Share Plan.	/ /	For	/ /	Against	/ /	Abstain
4.	Approve amendment of the Directors Stock Plan.	/ /	For	/ /	Against	/ /	Abstain
5.	Approve adoption of the 2000 Stock Option Plan.	/ /	For	/ /	Against	/ /	Abstain
6.	Approve the selection of auditors for Fiscal 2000.	/ /	For	/ /	Against	/ /	Abstain
7.	To transact any other business properly brought before the Annual Meeting or any adjournment of the meeting.	/ /	For	/ /	Against	/ /	Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box / /	Date
Indicate Changes below

Signature(s) in Box

Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

QuickLinks

PROXY STATEMENT
VOTING
STOCK OWNERSHIP
SECTION 16(b) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

PROPOSAL ONE ELECTION OF DIRECTORS

EXECUTIVE COMPENSATION SUMMARY COMPENSATION TABLE

STOCK OPTIONS
AGGREGATED OPTION EXERCISES IN FISCAL 1999 AND FISCAL YEAR-END OPTION VALUES

LONG TERM INCENTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
PROPOSAL TWO AMENDMENT OF THE TORO COMPANY ANNUAL MANAGEMENT INCENTIVE PLAN II
PROPOSAL THREE AMENDMENT OF THE TORO COMPANY PERFORMANCE SHARE PLAN
PROPOSAL FOUR AMENDMENT OF THE TORO COMPANY DIRECTORS STOCK PLAN

PROPOSAL FIVE 2000 STOCK OPTION PLAN
PROPOSAL SIX SELECTION OF INDEPENDENT AUDITORS
OTHER INFORMATION

APPENDIX

The Toro Company Annual Management Incentive Plan II

The Toro Company Performance Share Plan

THE TORO COMPANY DIRECTORS STOCK PLAN

THE TORO COMPANY 2000 STOCK OPTION PLAN